As filed with the Securities and Exchange Commission on or about November 15, 2021
Registration Statement File No. 333-206438
Registration Statement File No. 811-08075
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
 ☐ Pre-Effective Amendment No.
☒ Post-Effective Amendment No. 11
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ Amendment No. 235
(Check appropriate box or boxes.)
Massachusetts Mutual Variable Life Separate Account I
(Exact Name of Registrant)
Massachusetts Mutual Life Insurance Company
(Name of Depositor)
1295 State Street, Springfield, Massachusetts 01111
(Address of Depositor’s Principal Executive Offices)
(413) 788-8411
(Depositor’s Telephone Number, including Area Code)
John E. Deitelbaum
Head of MMUS Law
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b) of Rule 485.
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Strategic Group Variable Universal Life® II
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Life Separate Account I
This prospectus describes a group, flexible premium, variable adjustable life insurance certificate issued to individuals under a group life insurance policy offered by Massachusetts Mutual Life Insurance Company. In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual or Company). The certificate may not be available in all states. While the certificate is In Force, it provides lifetime insurance protection on the Insured.
The Certificate Owner (you or your) has a number of investment choices, including a Guaranteed Principal Account (GPA) and one or more variable investment divisions (Separate Account Divisions) offered though our separate account, Massachusetts Mutual Variable Life Separate Account I (Separate Account). Each Separate Account Division, in turn, invests in the Funds listed in Appendix A to this prospectus. Certificate Owners may invest in a maximum of 25 Separate Account Divisions and the GPA at any given time.
You bear the investment risks of any premium allocated to these Separate Account Divisions. The death benefit may vary and the Surrender Value will vary, depending on the investment performance of the Funds.
We will deliver to you copies of the current Fund prospectuses and/or summary prospectuses, which contain detailed information about the Funds. Visit MassMutual.com to access this prospectus, as well as the current Fund prospectuses and summary prospectuses, or request copies from our Administrative Office. The certificate provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this certificate or financing the purchase of the certificate through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the certificate in conjunction with other life insurance you own.
The certificate is not (1) a bank or credit union deposit or obligation; (2) FDIC or NCUA insured; (3) insured by any federal government agency or (4) guaranteed by any bank or credit union. The certificate may go down in value and provides guarantees that are subject to our financial strength and claims-paying ability. This prospectus is not an offer to sell the certificate in any jurisdiction where it is illegal to offer the certificate nor is it an offer to sell the certificate to anyone to whom it is illegal to offer the certificate.
To learn more about the certificate, you can obtain a copy of the Statement of Additional Information (SAI). The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, other information about this certificate, or general inquiries, contact our Administrative Office at the address and phone number below:
Massachusetts Mutual Life Insurance Company
LCM Document Management Hub
1295 State Street
PO Box 2488
Springfield, MA 01102-2488
(800) 548-0073
(Fax) (413) 226-4054
(Email) LCMClientServices@MassMutual.com
www.MassMutual.com
You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.
YOU MAY CANCEL YOUR POLICY WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, we will issue you a refund, equal to any premium paid for this certificate plus interest credited to this certificate under the GPA to the date this certificate is received by us. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at investor.gov.
The SEC has not approved or disapproved this certificate or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
Please read this prospectus before investing. You should keep it for future reference.
Effective [May 1, 2022]

Glossary
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Account Value. The value of your investment in the Variable Account Value and the GPA.
Accumulation Unit. A unit of measure that we use to determine the value in each Separate Account Division.
Administrative Office. Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, PO Box 2488, Springfield, MA 01101-2488, (800) 548-0073, (fax) (413) 226-4054, LCMClientServices@MassMutual.com, www.MassMutual.com.
Attained Age. Insured’s age on the Issue Date, plus the number of completed Certificate Years.
Base Selected Face Amount. An amount used to determine the total insurance coverage provided by the base policy while it is In Force. The Base Selected Face Amount coverage is paid for by the employer or the group sponsor.
Beneficiary. The person named in the application to receive any death benefit.
Case. A group of certificates issued to individuals with a common employment or other non-insurance motivated relationship.
Certificate Anniversary. The anniversary of the Certificate Date.
Certificate Date. The date used as the starting point for determining Certificate Anniversary dates, Certificate Years and Monthly Calculation Dates.
Certificate Debt. All outstanding loans plus accrued interest.
Certificate Debt Limit. When Certificate Debt exceeds the Account Value.
Certificate Owner. The person who will generally make the choices that determine how the certificate operates while it is In Force.
Certificate Year. The twelve-month period beginning with the Certificate Date, and each successive twelve-month period thereafter.
Claims-Paying Ability. Our ability to meet any contractual obligation we have to pay amounts under the certificate.
Free Look. Your right to cancel the certificate and receive a refund.
Fund(s). The investment entities in which the Separate Account Divisions invest.
General Investment Account. Assets that support are our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors.
Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone or website), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.
Grace Period. A period that begins when the Surrender Value is not sufficient to cover monthly charges due and your policy stays In Force, during which you can pay the amount of premium needed to avoid termination.
Guaranteed Principal Account. The Company’s general investment account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

In Force. Your certificate has not terminated.
Insurance Risk. The difference between the death benefit and the Account Value.
Insured. The person on whose life the certificate is issued.
Issue Date. The date we issue the certificate.
Minimum Death Benefit. The minimum amount of death benefit needed for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended.
Minimum Initial Premium. The amount required to be paid to issue the certificate.
Minimum Premium Amount. An estimate of the premium sufficient to pay the monthly charges (other than the Mortality and Expense Risk charge) until the next Planned Premium due date.
Modified Endowment Contract (MEC). A Modified Endowment Contract (MEC) is a special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.
Monthly Calculation Date. The Certificate Date and the same day of each succeeding calendar month on which monthly charges are due on the certificate.
Net Premium. A premium payment received in Good Order minus the premium load charge.
Paid-up Certificate Date. The Certificate Anniversary after the Insured’s 100th birthday.
Planned Premium. The amount selected by you to be paid periodically on the certificate, which establishes the basis for the premium bills we send you.
Portability Date. The Valuation Date on which we are notified that the Insured’s employment or association with the sponsoring group has terminated.
Portable Certificate. Certificates where the Insured is no longer employed by or associated with the sponsoring employer or group.
Reinstatement Date. The Monthly Calculation Date that is on, or next follows, the date we approve your application for reinstatement.
Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.
Surrender Value. Account Value less Certificate Debt.
Supplemental Selected Face Amount. An amount used to determine the total insurance coverage provided by the base policy while it is In Force. The Supplemental Selected Face Amount coverage is paid for by the Certificate Owner.
Total Selected Face Amount. A combination of the Base Selected Face Amount and any Supplemental Selected Face Amount and is used to determine the amount of insurance coverage the certificate provides while it is In Force.
Valuation Date. Any day on which the net asset value of the units of each Separate Account Division is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).
Written Request. A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the Strategic Group Variable Universal Life® II Certificate
FEES AND EXPENSES		LOCATION IN PROSPECTUS
Charges for Early Withdrawals
When you withdraw a portion of your Account Value from the certificate, we deduct a withdrawal charge of up to 2.0% of the amount you withdraw, but not more than $25. Please note that this charge applies to any withdrawal – whether it is taken early in your holding of the certificate or later.
Fee Tables – Transaction Fees – Withdrawal Charge Charges and Deductions – Transaction Fees – Withdrawal Charge

The maximum withdrawal amount is equal to the Account Value less any Certificate Debt less the most recent monthly charge multiplied by an amount equal to one plus the number of Monthly Calculation Dates remaining until the next Planned Premium due date.

For example, assume that the Account Value of your certificate is $100,000, you have no Certificate Debt, and your most recent monthly charge was $25. Assume further that your premium is paid quarterly and there are two Monthly Calculation Dates left until the next Planned Premium due date. The maximum withdrawal amount would be $99,925 ($100,000 − [3 x $25]). The maximum charge for that withdrawal would be $25.

Transaction Charges	In addition to withdrawal charges, you also may be charged for other transactions. These charges are as follows:
Fee Tables – Transaction Fees – Premium Load Charge

Fee Tables – Transaction Fees – Transfer Charge

Charges and Deductions – Transaction Fees – Premium Load Charge

Charges and Deductions – Transaction Fees – Transfer Charge

Premium Load Charge. Before allocating premiums among the Separate Account Divisions or the GPA, we impose a premium load charge equal to a maximum of 10% of each premium.

Transfer Charge. There is no transfer charge for the first twelve transfers during a Certificate Year. We may impose a transfer charge of up to $10 for the thirteenth and each subsequent transfer in a Certificate Year.

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)
In addition to withdrawal charges and transaction charges, an investment in the certificate is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the certificate and the cost of optional benefits available under the certificate. These fees and expenses may be set based on characteristics of the Insured under the certificate (e.g., age, sex, and underwriting class). You should view the specifications page of your certificate for rates applicable to your certificate.
Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
Certificate Owners will also bear expenses associated with the Funds available under the certificate, as shown in the following table:
	Annual Fee	Minimum	Maximum
	Investment Options (portfolio company fees and expenses)	[ ]%(1)	[ ]%(1)
(1)	As a percentage of Fund assets.

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the certificate.	Principal Risks – Investment Risks
Not a Short-Term Investment	A certificate is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.	Overview of the Policy – What is the certificate, and what is it designed to do? Principal Risks – Suitability
We apply a withdrawal charge with respect to any withdrawal you make from the certificate.
A withdrawal may also reduce your certificate’s face amount and may have adverse tax consequences.
You can avoid withdrawal charges and such possible adverse tax consequences by holding your certificate for the long-term and minimizing withdrawals.
The benefits of tax deferral also means the certificate is more beneficial to investors with a long time horizon.
Risks Associated with Investment Options	An investment in this certificate is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose.	Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.
Insurance Company Risks
An investment in the certificate is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, or benefits of the policy are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by calling (800) 665-2654 or by visiting www.MassMutual.com/ratings.
General Information About the Company, the Separate Account and the Underlying Funds – The Guaranteed Principal Account
Certificate Lapse
Your certificate could terminate (or lapse) if the Account Value less Certificate Debt becomes too low to support the certificate’s monthly charges. Factors that may cause your certificate to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your certificate lapses, you may be able to reinstate it. To reinstate your certificate, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement. The death benefit will not be paid if the certificate has lapsed.
Principal Risks – Certificate Termination Certificate Termination and Reinstatement

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Generally, you may transfer Account Value among the Separate Account Divisions and the GPA, subject to certain limitations.	Transfers General Information About the Company the Separate Account and the Underlying Funds – The Underlying Funds – Addition, Removal, Closure or Substitution of Funds
Transfers from the GPA to the Separate Account are limited to one per Certificate Year, and generally may not exceed 25% of your Account Value in the GPA (less any Certificate Debt).

In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable Fund.

MassMutual also reserves the right to remove or substitute Funds as investment options that are available under the certificate.
Optional Benefits
Optional benefits, such as riders, may alter the benefits or charges in your certificate. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your certificate, or restrict the availability or terms of other riders.
Other Benefits Available Under the Certificate
TAXES			LOCATION IN PROSPECTUS
Tax Implications	•	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the certificate.	Federal Income Tax Considerations
	•	If you purchase the certificate through a qualified retirement plan, you do not receive any additional tax deferral.
•
Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your policy is taxed as ordinary income. If your certificate becomes a Modified Endowment Contract (MEC), loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis, second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling the certificate to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the certificate may help these registered representatives and their supervisors qualify for such benefits.
Other Information – Distribution
This conflict of interest may influence your registered representative to recommend the certificate over another investment.
Exchanges
Some investment professionals may have a financial incentive to offer you the certificate in place of the one you own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the certificate rather than continue to own your existing life insurance policy.
N/A

Overview of the Certificate
What is the certificate, and what is it designed to do? The MassMutual Strategic Group Variable Universal Life® II certificate is a variable life insurance policy that provides a death benefit. Certificates are available only to individuals who are members of a group, where the group sponsor such as an employer, sponsoring organization or trust is the owner of a group policy (Group Policy) issued by MassMutual. We refer to a group of certificates issued to individuals with a common employment or other non-insurance motivated relationship as a case (Case). We aggregate each individual in a Case for purposes of determining Issue Dates, Certificate Dates, and underwriting classification.
The Group Policy specifies the rights and privileges of the employer or group sponsor. The certificate is evidence of coverage under the Group Policy, and you may exercise all rights and privileges under the certificate through the employer or group sponsor. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.
In this prospectus, we refer to the following coverage types:
•	Basic coverage – this refers to coverage that is paid for by the employer or group sponsor.
•	Supplemental coverage – this refers to coverage that is paid for by the Certificate Owner and is issued in addition to basic coverage. Additional underwriting may be required for this coverage.
•
Voluntary coverage – this refers to coverage that is paid for by the Certificate Owner and is issued when no basic coverage is being provided by the employer or group sponsor. Underwriting is required for this coverage.

The certificate is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the Massachusetts Mutual Variable Life Separate Account I (Separate Account). The policy allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the certificate. In exchange for your premium payments, upon the death of the Insured, we will pay the Beneficiary a death benefit when the Insured dies while the certificate is In Force. You can select one of the two death benefit options available under the policy. Subject to certain limitations, you can change the death benefit option you selected.
Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the certificate if you will need the premium payments in a short period of time. The certificate is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the certificate. You may want to consult your financial or tax adviser.
How are premium payments treated under the certificate? The frequency of premium payments is selected by your employer and can be one month, one calendar quarter, a six month period, or one year. You and your employer decide the amount of premiums you intend to pay (i.e., the “Planned Premium”). The Planned Premium frequency selected by the employer forms the basis for the billing cycle for your certificate. If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the certificate on your own. In certain states, you also have the right to convert the certificate to a term life insurance policy. Please see “Appendix E – State Variations of Certain Certificate Features.”
There is no penalty if the employer does not pay the Planned Premium; however, if the employer does not pay the Planned Premium by the premium notice due date, we will deduct that amount from your Account Value. Payment of the Planned Premium does not guarantee coverage for any period of time. Even if the employer pays Planned Premiums, the certificate terminates if the Account Value less any Certificate Debt becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment.
While your certificate is In Force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. Except for the Minimum Initial Premium, so long as you have sufficient Account Value to keep the certificate In Force, there are no required premium payments under the certificate.
When a premium payment is received in Good Order, we deduct a premium load charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions. You may allocate Net Premiums to a maximum of 25 Separate Account Divisions and the GPA at any time. However, we reserve the right to limit the number of Separate Account Divisions to which you can allocate your premiums if the limitation is necessary to protect your certificate status as life insurance under federal tax law.
Investments in your certificate’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Group Variable Universal Life II certificates. Currently, the Strategic Group Variable Universal Life II segment is divided into over 40 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this prospectus. Please see “Appendix A – Funds Available Under the Certificate.”
Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company's financial strength and claims-paying ability. You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Certificate Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate at our discretion.
Federal regulations, such as the Internal Revenue Code of 1986, as amended (IRC), place restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for the certificate to meet the IRC guidelines, the certificate must qualify as a “life insurance contract” under either the Cash Value Accumulation Test or Guideline Premium Test - as chosen by the Group Policy owner. To maintain its status as a “life insurance contract” we will monitor the certificate for compliance with the limits established by the IRC. In any Certificate Year, we reserve the right to take any action we deem necessary to maintain the status of the certificate, including the right to refuse or refund premium or distribute a portion of your Account Value.
What are the primary features and options that the certificate offers?
•
Choice of Death Benefit Options. The policy offers a choice of two death benefit options – a Level Option and a Return of Account Value Option. Please see the “Death Benefit” sections in the Summary Prospectus and this prospectus for more information.

•
Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•
Surrenders and Withdrawals. You may surrender your certificate, and we will pay you its Surrender Value and your certificate will terminate. You may also withdraw a part of the Surrender Value. A withdrawal reduces your Account Value, may reduce the Total Selected Face Amount of the certificate, and may increase the risk that the certificate will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•
Loans. You may take a loan on the certificate once your certificate has been In Force for six months. The certificate secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your certificate may terminate or lapse. Interest charges will apply.

•
Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Automatic Account Value Transfer and Automated Account Re-balancing.

•	Assignability. Subject to our approval, you may generally assign the certificate as collateral for a loan or other obligation.
•	Tax Treatment. You are generally not taxed on the certificate’s earnings until you withdraw Account Value from your certificate. This is known as tax deferral.
•
Additional Rider Benefits. There are a number of additional benefits you may add to your certificate by way of riders. The riders available with this certificate are listed in the “Other Benefits Available Under the Certificate” section of the Summary Prospectus and the prospectus. The Group Policy owner determines which riders are attached to all certificates for that group. An additional charge may apply if you elect a rider.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the certificate. Please refer to your certificate’s specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the certificate, surrender or make withdrawals from the certificate, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Load Charge(1)	When you pay premium	Maximum:	10% of each premium payment
		Current:	3% of each premium payment
Withdrawal Charge	When you withdraw a portion of your Account Value from the certificate	Maximum:	2% of the amount withdrawn, not to exceed $25 per withdrawal
		Current:	2% of the amount withdrawn, not to exceed $25 per withdrawal
Transfer Charge	Upon each transfer after the first twelve transfers in a Certificate Year	Maximum:	$10
		Current:	$0
(1)
The Premium Load Charge may vary by employer group depending on: (1) the group enrollment procedures selected by the employer; (2) the total group premium paid by the employer; and (3) the size of the employer group.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the certificate, not including Fund fees and expenses.
For Certificates Issued After December 31, 2019
Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Certificate Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$59.22 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Current:	$0.04–$23.46 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Standard Risk, Death Benefit Option A(3)	$0.08 per $1,000 of Insurance Risk
Mortality & Expense Risk Charge(4)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	1.00% of the certificate’s Variable Account Value
		Current:	0.75% of the certificate’s Variable Account Value
Loan Interest Rate Expense Charge(5)	Reduces the interest we credit on the loaned value. We credit the loan interest daily	Maximum: Certificate Year 1–20:	3.00% as a percentage of loaned amount
		Certificate Year 21+:	2.50% as a percentage of loaned amount
Current:
		Certificate Year 1–20:	1.00% as a percentage of loaned amount
		Certificate Year 21+:	0.50% as a percentage of loaned amount
Optional Benefit Charges:
Accelerated Benefits for Terminal Illness Rider	Upon request for the Accelerated Benefits	Maximum:	$250
		Current:	$0
Overloan Protection Rider	Once, upon activation of rider	Maximum:	3.71% of Account Value(6)
		Minimum:	0.33% of Account Value(6)
		Representative Insured: Age 80	3.19% of Account Value(6)
Accidental Death Benefit Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of rider coverage
		Minimum:	$0.025 per $1,000 of rider coverage
Children’s Level Term Insurance Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$4.50
		Current:	$4.50

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Spouse Level Term Insurance Rider(7)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$1.22 per $1,000 of rider coverage
		Minimum:	$0.06 per $1,000 of rider coverage
		Representative Insured: Age 45, Standard Risk(8)	$0.11 per $1,000 of rider coverage
Waiver of Monthly Charges Rider(9)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$11.98 per $100 of Monthly Deduction(10)
		Minimum:	$4.55 per $100 of Monthly Deduction(10)
		Representative Insured: Age 45, Standard Risk	$10.29 per $100 of Monthly Deduction(10)
(1)
The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s age, coverage type (mandatory, supplemental, voluntary only), risk classification, selected face amount, group rating and portability status. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Certificate Owner will pay. For more information on the cost of insurance charge rates for portable certificates, please see “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see “Transaction Charges” in the “Charges and Deductions” section.

(2)
The maximum cost of insurance charge rates are based on 150% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Unisex (80% Male) and Composite Table. The cost of insurance charge rates reflected in this table are for standard risks.

(3)
The rates shown for “representative insured” are first year rates for employer paid coverage only (also known as mandatory coverage). Rates for supplemental coverage for the 1st year (for a 45 year old) are $0.11 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). The rates for voluntary only coverage for the 1st year (for a 45 year old) are $0.12 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). For Portable Certificates, please see “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section.

(4)
The mortality & expense risk charge is deducted proportionately from the then current Account Values in the Separate Account Divisions. The cost of insurance charges (listed in the table above) and any applicable rider charges (listed in the table below) are deducted from the GPA. If the value in the GPA is less than the charges, the deficiency will be deducted proportionately from the then current Account Values in the Separate Account Divisions.

(5)
We charge interest on certificate loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on certificate loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.

(6)
The charge is assessed once at the time the Overloan Protection Rider is activated. The applicable percentage of Account Value varies by Attained Age, 75–99. Please see “Overloan Protection Rider” in the “Other Benefits Available Under the Certificate” section for the applicable percentages.

(7)
The Spouse Level Term Insurance Rider charges vary based on the individual characteristics of the Insured spouse. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the Spouse Level Term Insurance Rider charges for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073.

(8)	The rates shown for the “representative insured” are first year rates only.
(9)
The charges for the Waiver of Monthly Charges Rider vary by age. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the charges for your particular situation for the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.

(10)
The certificate’s “Monthly Deduction” is the sum of the following current monthly charges: (a) cost of insurance charge for the base coverage, (b) cost of insurance charge for the supplemental coverage (if applicable), and (c) any applicable rider charges.

For Certificates Issued On or Before December 31, 2019
Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Certificate Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$51.77 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Current:	$0.04–$23.46 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Standard Risk, Death Benefit Option A(3)	$0.08 per $1,000 of Insurance Risk
Mortality & Expense Risk Charge(4)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	1.00% of the certificate’s Variable Account Value
		Current:	0.75% of the certificate’s Variable Account Value
Loan Interest Rate Expense Charge(5)	Reduces the interest we credit on the loaned value. We credit the loan interest daily	Maximum: Certificate Year 1–20:	3.00% as a percentage of loaned amount
		Certificate Year 21+:	2.50% as a percentage of loaned amount
Current:
		Certificate Year 1–20:	1.00% as a percentage of loaned amount
		Certificate Year 21+:	0.50% as a percentage of loaned amount
Optional Benefit Charges:
Accelerated Benefits for Terminal Illness Rider	Upon request for the Accelerated Benefits	Maximum:	$250
		Current:	$0
Overloan Protection Rider	Once, upon activation of rider	Maximum:	3.71% of Account Value(6)
		Minimum:	0.33% of Account Value(6)
		Representative Insured: Age 80	3.19% of Account Value(6)
Accidental Death Benefit Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of rider coverage
		Minimum:	$0.025 per $1,000 of rider coverage
Children’s Level Term Insurance Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$4.50
		Current:	$4.50
Spouse Level Term Insurance Rider(7)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$1.91 per $1,000 of rider coverage
		Minimum:	$0.06 per $1,000 of rider coverage
		Representative Insured: Age 45, Standard Risk(8)	$0.11 per $1,000 of rider coverage

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Charges Rider(9)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$11.98 per $100 of Monthly Deduction(10)
		Minimum:	$4.55 per $100 of Monthly Deduction(10)
		Representative Insured: Age 45, Standard Risk	$10.29 per $100 of Monthly Deduction(10)
(1)
The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s age, coverage type (mandatory, supplemental, voluntary only), risk classification, selected face amount, group rating and portability status. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Certificate Owner will pay. For more information on the cost of insurance charge rates for portable certificates, please see “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see “Transaction Charges” in the “Charges and Deductions” section.

(2)
The maximum cost of insurance charge rates are based on 150% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Unisex (80% Male) and Composite Table. The cost of insurance charge rates reflected in this table are for standard risks.

(3)
The rates shown for “representative insured” are first year rates for employer paid coverage only (also known as mandatory coverage). Rates for supplemental coverage for the 1st year (for a 45 year old) are $0.11 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). The rates for voluntary only coverage for the 1st year (for a 45 year old) are $0.12 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). For Portable Certificates, please see “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section.

(4)
The mortality & expense risk charge is deducted proportionately from the then current Account Values in the Separate Account Divisions. The cost of insurance charges (listed in the table above) and any applicable rider charges (listed in the table below) are deducted from the GPA. If the value in the GPA is less than the charges, the deficiency will be deducted proportionately from the then current Account Values in the Separate Account Divisions.

(5)
We charge interest on certificate loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on certificate loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.

(6)
The charge is assessed once at the time the Overloan Protection Rider is activated. The applicable percentage of Account Value varies by Attained Age, 75–99. Please see “Overloan Protection Rider” in the “Other Benefits Available Under the Certificate” section for the applicable percentages.

(7)
The Spouse Level Term Insurance Rider charges vary based on the individual characteristics of the Insured spouse. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the Spouse Level Term Insurance Rider charges for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073.

(8)	The rates shown for the “representative insured” are first year rates only.
(9)
The charges for the Waiver of Monthly Charges Rider vary by age. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the charges for your particular situation for the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.

(10)
The certificate’s “Monthly Deduction” is the sum of the following current monthly charges: (a) cost of insurance charge for the base coverage, (b) cost of insurance charge for the supplemental coverage (if applicable), and (c) any applicable rider charges.

All of the monthly charges listed in the tables above are deducted proportionately from the then current Account Values in the Separate Account and the GPA (unless you direct us to deduct monthly charges from one Separate Account Division or from the GPA). The mortality and expense risk charge is deducted from the assets of the Separate Account only.
The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the certificate. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.
Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)(1)	__%	__%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Principal Risks
Investment Risks
The value of your certificate will fluctuate with the performance of the Separate Account Divisions you select. Your Separate Account Divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any Account Value invested in the Separate Account Divisions. It is possible you could lose your entire investment.
The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the Funds underlying the Separate Account Divisions may be found in that Fund’s prospectus. You should read the Fund’s prospectus carefully before investing.
Suitability
Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the certificate if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.
Withdrawals
A withdrawal will reduce your certificate’s Account Value by the amount withdrawn. In addition, we impose a withdrawal charge whenever you withdraw a portion of your Account Value. If the policy’s Surrender Value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your certificate’s Face Amount and may have adverse tax consequences.
Loans
Taking a loan from your certificate has several risks: (1) it may increase the risk that your certificate will terminate; (2) it will have a permanent effect on your certificate’s Net Surrender Value; (3) it may increase the amount of premium needed to keep the certificate In Force; (4) it will reduce the death benefit proceeds; and (5) it has potential adverse tax consequences.
Certificate Termination
Your certificate could terminate if the Account Value less Certificate Debt becomes too low to support the certificate’s monthly charges. Factors that may cause your certificate to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Poor investment performance of the Funds selected by the Certificate Owner and the deduction of certificate fees and monthly charges may result in termination of the certificate, even if all Planned Premiums are timely paid.
Limitations on Access to Account Value
•	Withdrawals are not available in the first Certificate Year.
•
If necessary, we will reduce your certificate’s Supplemental Selected Face Amount and the Base Selected Face Amount upon withdrawal to prevent an increase in the net amount at risk, unless you provide us with satisfactory evidence of insurability.

•	There may be little to no cash value available for loans and withdrawals in the certificate’s early years.
•	The minimum withdrawal amount is $500. A withdrawal charge equal to the lesser of 2% of the amount of the withdrawal or $25 will be deducted from the amount of the withdrawal.
Adverse Tax Consequences
Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your certificate may become a “Modified Endowment Contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC certificate are taxed as income first and recovery of cost basis, second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax. Existing tax laws that benefit this certificate may change at any time.

Certificate Charge Increase
We have the right to increase certain certificate and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a certificate or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your certificate In Force. We will notify the Certificate Owner of any such changes through a prospectus supplement.
General Information about the Company, the Separate Account and the Underlying Funds
The Company
MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.
MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
The Guaranteed Principal Account
Net Premium and Account Value you allocate to the GPA become part of the General Investment Account of the Company. Subject to applicable law, the Company has sole discretion over the assets in its General Investment Account. The assets of our General Investment Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use General Investment Account assets for many purposes including to pay death benefits, withdrawals, surrenders, certificate loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your Variable Account Value allocated to the Separate Account. We refer to our ability to meet any contractual obligations as our “claims paying ability.”
It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this certificate. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the certificate.
The General Investment Account has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the General Investment Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the General Investment Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Certificate Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your certificate’s Monthly Calculation Date. You bear the risk that no higher rates of interest will be credited.
For amounts in the GPA equal to any Certificate Debt, the guaranteed minimum interest rate per year is the greater of:
•	1%; or
•	the certificate loan rate less the maximum loan interest rate expense charge.
You may obtain interest rate information for the GPA, including the loaned portion and the non-loaned portion, by calling our Administrative Office at the number shown on page 1 of the prospectus.

The Separate Account
The part of your premium that you invest in your certificate’s Separate Account Divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account. The Separate Account will purchase equivalent shares in the corresponding Funds. Any death benefits, withdrawals, surrenders, certificate loans, or transfers of Account Value from the Separate Account Divisions will be redeemed from the corresponding Funds.
We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the 1940 Act.
The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, and losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the certificates. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the Strategic Group Variable Universal Life II certificates. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.
We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Group Variable Universal Life II certificates. Currently, the Strategic Group Variable Universal Life II segment is divided into over 40 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. The underlying Funds are listed in the next section.
Some of the Funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The Funds offered in the certificate, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.
Owners do not invest directly into the underlying Funds. Instead, they invest in the Separate Account Divisions which then purchase shares of the corresponding underlying Fund. The Separate Account owns the Fund shares; the Company owns the Separate Account.
We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and make certain material changes to the structure and operation of the Separate Account, including, among other things to:
•	create new Separate Account Divisions;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate Separate Account Divisions;
•	close existing Separate Account Divisions to allocations of new premium payments by current or new Certificate Owners;
•	combine the Separate Account or any Separate Account Divisions with one or more different separate accounts or Separate Account Divisions;
•
transfer the assets of the Separate Account or any Separate Account Divisions that we may determine to be associated with the class of contracts to which the certificate belongs to another separate account or Separate Account Division;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	change the name of the Separate Account;
•
establish a charge against the Separate Account to recover any future federal tax liability in the event that the gains on the Net Investment Experience of the Separate Account become subject to federal income tax; and

•	increase the charges assessed against the Separate Account, provided, however, that the charges will not exceed the maximum charges identified in the fee tables.

Underlying Funds
We do not recommend or endorse any particular Fund and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Information regarding each Fund, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in Appendix A to this prospectus. Please see Appendix A – Funds Available Under the Certificate. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you. Each Fund has issued a prospectus that contains more detailed information about the Fund. After you select Funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your Certificate Account Value resulting from the performance of the Funds you have chosen. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/SGVULII. You can also request this information at no cost by calling (800) 548-0073 or sending an email request to LCMClientServices@MassMutual.com.
Addition, Removal, Closure, or Substitution of Funds
We do not guarantee that each Fund will always be available for investment through the certificate. We have the right to change the Funds offered through the certificate, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Certificate Owners. Examples of possible changes include: adding new Funds or Fund classes, removing existing Funds or Fund classes, closing existing Funds or Fund classes, or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a Separate Account Division without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your certificate belongs.
Conflicts of Interest
The Funds available with this certificate may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Certificate Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Certificate Owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other Funds.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Funds
We and certain of our affiliates receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in this certificate.
Compensation We Receive from Advisers and Sub-Advisers
We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the certificate, and providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to variable contracts issued by us or certain of our insurance affiliates. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Certificate Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (please see the Funds’ prospectuses for additional information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain Funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their Funds.
For a list of the Funds whose advisers currently pay such compensation, visit www.MassMutual.com/privacy-policy/compensation-arrangements or call our Administrative Office at the number shown on page 1 of this prospectus.
Compensation and Fund Selection
When selecting the Funds that will be available with variable contracts issued by us or certain of our insurance affiliates, we consider each Fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain Funds through the certificate at least in part because they are managed by an affiliate.
Voting Rights
We are the legal owner of the Fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the Funds supporting the certificate. This right is limited to the extent you are invested in those Separate Account Divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the Company and its affiliates will also be proportionally voted. This process may result in a small number of Certificate Owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Your right to instruct us is based on the number of shares of the Funds attributable to your certificate. The number of shares of any Fund, attributable to your certificate, is determined by dividing the Account Value held in that Separate Account Division by $100.
Fractional votes are counted.
We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.
We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action.
Charges and Deductions
This section describes the charges and deductions we make under the certificate to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.
In addition, the Funds pay operating expenses that are deducted from the assets of the Funds. For more information about these expenses, please see the individual Fund prospectuses.

Transaction Charges
Premium Load Charge
We deduct a premium load charge from your premium for federal and state taxes, where applicable, and the expenses related to the sale and distribution of the certificates. The premium load charge varies for each employer group depending on:
•	group enrollment procedures selected by the employer;
•	total group premium paid by the employer; and
•	the size of the employer group.
We may increase or decrease the current premium load charge; however, it will never exceed the maximum premium load charge which is 10% of each premium.
The amount of the premium load charge in a Certificate Year is not necessarily related to our actual sales expenses for that particular year nor is it necessarily related to the amount of state taxes applicable. To the extent that our sales expenses and state taxes are not covered by the premium load charge, they will be recovered from our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.
Example:
Assume that you make a premium payment of $1,000. The current premium load charge is 3% of each premium payment. Therefore, your premium load charge will be $30 (3% x $1,000).
Transfer Charge
We currently allow you to make 12 transfers each Certificate Year free of charge. We reserve the right to assess a charge for transfers if there are more than 12 in a Certificate Year. The charge will not exceed $10 for each additional transfer.
We will deduct any transfer charge from the amount being transferred. If imposed, the fee will reimburse us for processing the transfer.
For purposes of assessing a transfer charge, we consider all transfers made on one Valuation Date to be one transfer. We consider all transfers made in connection with Automated Account Value Transfer, and all transfers made in connection with Automated Account Re-balancing, as one transfer per Certificate Year. Transfers made in connection with loans, however, do not count as transfers for the purpose of assessing a transfer charge. Please see the “Certificate Transactions” section.
Withdrawal Charge
If you make a withdrawal from your certificate, we deduct a charge of up to 2% of the money you withdraw. This charge will not exceed $25 for each withdrawal. This fee is guaranteed not to increase for the duration of the certificate. We will deduct the withdrawal charge from the amount withdrawn. This charge reimburses us for processing the withdrawal.
Surrender Charges
There are no surrender charges.
Rider Processing Fee
We will assess a one-time processing fee at the time you exercise either the Accelerated Benefits for Terminal Illness Rider or the Overloan Protection Rider. The maximum processing fee for the Accelerated Benefits for Terminal Illness Rider is $250 (the fee may vary by state, but will not exceed $250). The fee for the Accelerated Benefits for Terminal Illness Rider is deducted from the accelerated benefit payment and will reduce the amount you receive. The one-time fee to exercise the Overloan Protection Rider is equal to the Account Value multiplied by a percentage which varies by the Insured’s Attained Age at the time the rider is exercised but will not exceed 3.71%. The fee is deducted from the Account Value at the time the Overloan Protection Rider is exercised.

Periodic Charges
Loan Interest Rate Expense Charge
We assess a loan interest rate expense charge against certificates with outstanding loan balances. This charge represents the difference between the interest we charge on certificate loans and the interest we credit on the cash value we hold as collateral for certificate loans. The loan interest rate minus the loan interest expense charge is the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.
For Certificate Years 1 through 20, the maximum loan interest rate expense charge is 3% and the current loan interest rate expense charge is 1%. For Certificate Years 21 and greater, the maximum loan interest rate expense charge is 2.50% and the current loan interest rate expense charge is 0.50%. We reserve the right to increase the loan interest rate expense charge in order to ensure your loan is not treated as a taxable distribution under federal income tax rules, which may change over time.
Monthly Charges Against the Account Value
The following charges are deducted from the Account Value on each Monthly Charge Date.
The Monthly Calculation Date is the date on which monthly charges for the certificate are due. The first Monthly Calculation Date is the Certificate Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.
Your policy’s Monthly Charge Date will be listed in the policy’s specifications pages.
The mortality and expense risk charge will be deducted pro-rata from the Separate Account Divisions according to the Account Value in each Separate Account Division. All other monthly charges will be deducted from the GPA on each Monthly Calculation Date. If the value in the GPA is less than these other monthly charges, then we will deduct the deficiency from the Separate Account pro rata according to the Account Value in the Separate Account Divisions.
Mortality and Expense Risk Charge
The mortality and expense risk charge imposed is a percentage of the certificate’s Account Value held in the Separate Account. The maximum percentage is 1% and the current percentage is 0.75%.
The charge is deducted from your Account Value allocated to the Separate Account Divisions but not from the GPA.
This charge compensates us for the mortality and expense risks we assume under the certificates and for acquisition costs. The mortality risk we assume is that the group of lives insured under our certificates may, on average, live for shorter periods of time than we estimated, and as a result, the cost of insurance charges will be insufficient to meet actual claims.
The expense risk we assume is that our costs of issuing, distributing and administering the certificates will exceed the charges collected.
If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.
Cost of Insurance Charge
The cost of insurance charge reimburses us for providing you with life insurance protection. We determine the cost of insurance charge separately for the Base and Supplemental Selected Face Amounts. We expect to profit from this charge and may use these profits for any lawful purpose. We deduct a cost of insurance charge based on your certificate’s Insurance Risk. Insurance Risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value. This charge is deducted first from the GPA until the Account Value in the GPA is exhausted. Any remaining charge not deducted from the GPA will be deducted from the Separate Account Divisions in proportion to the value in each as of the date of the deduction.
The maximum cost of insurance charge rates associated with your certificate are shown in the certificate specifications pages.
•
For Certificates Issued After December 31, 2019: These rates are calculated using 150% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Unisex (80% male) and Composite Table.

•
For Certificates Issued On or Before December 31, 2019: These rates are calculated using 150% of the ultimate 2001 Commissioners’ Standard Ordinary (2001 CSO), Age-Last Birthday, Unisex (80% male) and Composite Table.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors, including but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, and future profits. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same classification.
Your certificate’s actual or current cost of insurance charge rates are based on the Insured’s issue age and the rate classification to which the certificate belongs. Rate classification is based on risk classification and group rating (including whether coverage is mandatory or voluntary). Within a rate classification, cost of insurance charge rates generally increase as the Insured’s age increases and may vary with the number of years coverage has been In Force, the group’s status and whether the Insured continues to be employed by or associated with the sponsoring employer or group.
For certificates where the Insured is no longer employed by or associated with the sponsoring employer or group (Portable Certificate), the applicable cost of insurance rate for basic (i.e. employer-paid) coverage will vary as described below.
Any changes to the applicable cost of insurance rate will take effect on the Certificate Anniversary date on or next following the Portability Date (the Valuation Date on which we are notified that the Insured's employment or association with the sponsoring group has terminated).
•
For Certificates Issued After December 31, 2019: The applicable cost of insurance rates will vary each year based on the Insured’s Attained Age and the number of policy years from the Portability Date. The cost of insurance rates for these Portable Certificates will generally be 110% to 190% higher than the cost of insurance rates applicable to Insureds who are still employed by or associated with the sponsoring employer or group.

•
For Certificates Issued On or Before December 31, 2019: The applicable cost of insurance rates will vary based on the certificate’s funding ratio as of the Portability Date. The funding ratio is defined as the Account Value divided by the Base Selected Face Amount. Certificates with a funding ratio greater than or equal to a predefined threshold will continue to be subject to the same cost of insurance rates as those applicable to Insureds who are still employed by or associated with the sponsoring employer or group. These predefined thresholds vary by issue age and range from 3.66% to 12.85%. The cost of insurance rates for certificates with funding ratios below these predefined thresholds will increase, starting on the Certificate Anniversary on or next following the Portability Date.

How the Cost of Insurance Charge is Calculated
We calculate the cost of insurance charge on the first day of each certificate month by multiplying the current cost of insurance charge rate by a discounted Insurance Risk. The discounted Insurance Risk is the difference between:
•	The amount of death benefit available on that date, under the death benefit option in effect, divided by one plus the monthly equivalent of the minimum annual interest rate for the GPA; and
•	The Account Value at the beginning of the certificate month before the monthly insurance charge is due.
The following steps describe how we calculate the cost of insurance charge for your certificate.
Step 1:	We calculate the Account Value after all additions and deductions other than the deduction of the cost of insurance charge and any rider charges.
Step 2:	To calculate the cost of insurance charge attributable to the Base Selected Face Amount:
(a)	The amount of the death benefit attributable to the Base Selected Face Amount will be the greater of
(i)	the Base Selected Face Amount if Death Benefit Option A is in effect or the Base Selected Face Amount plus Account Value, as computed in Step 1 above, if Death Benefit Option B is in effect and
(ii)	the Minimum Death Benefit. The Minimum Death Benefit used here is based on the Account Value computed in Step 1 above.
(b)
We divide the amount of the death benefit determined in Step 2(a) above by an amount equal to 1 plus the monthly equivalent (expressed as a decimal fraction) of the minimum annual interest rate for the GPA (1%).

(c)
We subtract the Account Value, as computed in Step 1 above, from the amount of benefit for the Base Selected Face Amount determined in Step 2(b) above. The result is the discounted Insurance Risk for the Base Selected Face Amount.

Step 3:	We multiply the discounted Insurance Risk (determined in Step 2) by the cost of insurance charge rate.
Step 4:	To calculate the cost of insurance charge attributable to the Supplemental Selected Face Amount:
(a)
The amount of benefit attributable to the Supplemental Selected Face Amount will be the Supplemental Selected Face Amount reduced by (but not to less than zero) the excess, if any, of the Minimum Death Benefit over: for Death Benefit Option A, the Base Selected Face Amount; or for Death Benefit Option B, the Base Selected Face Amount plus the certificate’s Account Value as computed in Step 1 above. The Minimum Death Benefit used here is based on the Account Value computed in Step 1 above.

(b)
We divide the amount of benefit determined in Step 4(a) above by an amount equal to 1 plus the monthly equivalent (expressed as a decimal fraction) of the minimum annual interest rate for the GPA (1%). The result is the discounted Insurance Risk for the Supplemental Selected Face Amount.

Step 5:	We multiply the discounted Insurance Risk (determined in Step 4) by the cost of insurance charge rate.
Step 6:
We add the Base Selected Face Amount cost of insurance charge calculated in Step 3 above to the Supplemental Selected Face Amount cost of insurance charge calculated in Step 5 above. This amount is your monthly cost of insurance charge.

Additional Information about the Cost of Insurance Charge
We will apply any changes in the cost of insurance charges in a manner not unfairly discriminatory to Certificate Owners. No change in insurance classification or cost will occur on account of deterioration of the Insured’s health after we issue the certificate.
Because your Account Value and death benefit may vary from month to month, your cost of insurance charge may also vary on each Monthly Calculation Date. The cost of your insurance depends on the amount of the Insurance Risk on your certificate. Factors that may affect the Insurance Risk include:
•	the amount and timing of premium payments;
•	investment performance;
•	fees and charges assessed;
•	rider charges;
•	withdrawals;
•	certificate loans;
•	changes to the Base and/or Supplemental Selected Face Amount; and
•	changes to the death benefit option.
Rider Charges
You can obtain additional benefits by applying for riders on your certificate. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits. More information regarding the riders’ charges can be found below, under “Other Benefits Available Under the Certificate” heading.
Reduction of Charges
We may reduce or eliminate certain charges (premium load charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain groups, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:
•	the number of Insureds;
•	the total premium expected to be paid;
•	total assets under management for the Group Policy owner;
•	the nature of the relationship among individual Insureds;
•	the purpose for which the certificates are being purchased;

•	the expected persistency of individual certificates; and
•	any other circumstances which are rationally related to the expected reduction in expenses.
The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Certificate Owners which reflects differences in costs of services.
Any reduction in charges may be discontinued after termination of employment or other relationship or if the employer is no longer sponsoring the program.
Certificate Owner, Insured, Beneficiary
Certificate Owner
The Certificate Owner is the person who will generally make the choices that determine how the certificate operates while it is In Force. You name the Certificate Owner in the application. However, the Certificate Owner may be changed by Written Request received in Good Order at our Administrative Office while the certificate is In Force; therefore, the Certificate Owner is the person we have listed as such in our records. Generally, the change of Certificate Owner will take effect as of the date the Written Request is signed. Generally, you may not change the Certificate Owner without our approval. Please see “Appendix E – State Variations of Certain Certificate Features.” We will refuse or accept any requested change of Certificate Owner on a non-discriminatory basis. Please see your certificate. Each change will be subject to any payment we made or other action we took before receiving the Written Request. When we use the terms “you” or “your” in this prospectus, we are referring to the Certificate Owner.
The sale of your certificate to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of your estate. Discuss the benefits and risks of selling your life insurance certificate with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Please see “Sales to Third Parties” in the “Federal Income Tax Considerations” section for additional information.
Insured
The Insured is the person on whose life the certificate is issued. The Certificate Owner must have an insurable interest in the life of the Insured in order for the certificate to be valid under state law and for the certificate to be considered life insurance for income tax purposes. If the certificate does not comply with the insurable interest requirements of the issue state at the time of issue, the certificate may be deemed void from the beginning. As a result, the certificate would not provide the intended benefits. It is the responsibility of the Certificate Owner to determine whether proper insurable interest exists at the time of certificate issuance.
You name the Insured in the application for the certificate. Generally, we will not issue a certificate for an Insured who is beyond Attained Age 80.
Beneficiary
The Beneficiary is the person you name in the application to receive any death benefit. You may name different classes of Beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one Beneficiary in a class.
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies by sending a Written Request in Good Order to our Administrative Office. The Certificate Owner must have the consent of an irrevocable Beneficiary to change the Beneficiary. Generally, the change will take effect as of the date your Written Request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request in Good Order.
If no Beneficiary is living or in existence when the Insured dies, we will pay you the death benefit unless the certificate states otherwise. If you are deceased, the death benefit will be paid to your estate. Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this provision.

Purchasing a Certificate
To apply for a certificate you must send us a completed application. The Certificate Owner selects, within our limits, the certificate’s Total Selected Face Amount. The Total Selected Face Amount is a combination of the Base Selected Face Amount and any Supplemental Selected Face Amount and is used to determine the amount of insurance coverage the certificate provides while it is In Force. The minimum Base Selected Face Amount of a certificate is currently $50,000. The available Supplemental Selected Face Amount choices are based on a non-discriminatory plan design that is agreed to by us and the group sponsor and are typically based on either a multiple of each employee’s compensation or flat coverage amounts based upon the employee’s job classification.
The available coverage amounts will be provided to you at the time of application.
The Base Selected Face Amount and the Supplemental Selected Face Amount on the Certificate Date are listed on the certificate specifications pages of your certificate. The Certificate Date is the date used as the starting point for determining Certificate Anniversaries, Certificate Years and Monthly Calculation Dates. Your Certificate Anniversary is the anniversary of the Certificate Date.
We determine whether to accept or reject the application for the certificate. The date we actually issue the certificate is called the issue date (Issue Date). Coverage under the certificate becomes effective on the certificate’s Issue Date.
Your Right to Return the Certificate
You have the right to examine your certificate. If you change your mind about owning it, generally, you may cancel it within ten calendar days of receiving it (Free-Look). If you cancel the certificate within the Free-Look period, we will issue you a refund.
The refund will equal any premium paid for this certificate plus interest credited to this certificate under the GPA to the date this certificate is received by us.
During the Free-Look period, your Net Premium is held in the GPA. To cancel the certificate, return it to us at our Administrative Office.
Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to the Free-Look period.
Sending Requests in Good Order
From time to time you may want to submit a Written Request for a change of beneficiary, a transfer, or some other action. A Written Request is a written or electronic communication or instruction in Good Order sent by the Certificate Owner to, and received by MassMutual at, our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website or other electronic media.
Availability
The certificates are only available to individuals who are members of a group where the group sponsor such as an employer, sponsoring organization or trust is the owner of a group policy (Group Policy) issued by MassMutual. We refer to a group of certificates issued to individuals with a common employment or other non-insurance motivated relationship as a case (Case). We aggregate each individual in a Case for purposes of determining:
•	Issue Dates;
•	Certificate Dates; and
•	underwriting classification.
The Group Policy specifies the rights and privileges of the employer or group sponsor. The certificate is evidence of coverage under the Group Policy. You may exercise all rights and privileges under the certificate directly with us. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.
In connection with the offering and sale of the certificate, we reserve the right to reject any purchase application.

Premiums
Premium Payments
There are three premium concepts under the certificate:
•	Minimum Initial Premium
•	Planned Premium
•	Minimum Premium Amount
Minimum Initial Premium
You or the group sponsor must pay the Minimum Initial Premium and submit the application and all other required forms in Good Order to our Administrative Office before we will issue your certificate. The Minimum Initial Premium is $500, which can be paid in one lump sum or throughout the first Certificate Year via payroll deduction or by Pre-Authorized Check (PAC) Premium Payment Service (described below). The certificate year (Certificate Year) is the 12 month period beginning with the Certificate Date, and each successive 12 month period thereafter. Your Minimum Initial Premium is specified in your certificate specifications pages. The minimum amount for each payroll deduction or PAC premium payment is $50 per month.
Planned Premium
The frequency of premium payments is selected by your employer and can be one month, one calendar quarter, a six month period, or one year. You and your employer decide the amount of premiums you intend to pay. We call the intended premium amount a “Planned Premium.”
The Planned Premium for your certificate may be subject to minimum and maximum amounts depending on:
•	the Total Selected Face Amount of your certificate;
•	the Insured’s age; and
•	the employer group.
The Planned Premium frequency selected by the employer forms the basis for the billing cycle for your certificate. If the employer selects a monthly frequency, then we will send your employer a monthly Planned Premium invoice for your certificate. If the employer selects a yearly frequency, then we will send your employer an annual Planned Premium invoice. The employer may change the Planned Premium frequency at any time by Written Request to us.
If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the certificate on your own. If you choose to continue the certificate, you will become vested in all certificate rights previously held by your employer, including the right to change the frequency of Planned Premium payments to any mode but monthly, unless you select the PAC Premium Payment Service (described below). Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this provision.
There is no penalty if the employer does not pay the Planned Premium; however, if the employer does not pay the Planned Premium by the premium notice due date, we will deduct that amount from your Account Value. Payment of the Planned Premium does not guarantee coverage for any period of time. Even if the employer pays Planned Premiums, the certificate terminates if the Account Value less any Certificate Debt becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment. Please see “Certificate Termination and Reinstatement” in the “Certificate Value” section.
Example:

Your Certificate Anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the Planned Premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following certificate anniversary date (January 2). If a premium payment is not made between July and January 2, your certificate may lapse before the next bill is received. For more information on what happens if your policy lapses, please see the “Certificate Termination and Reinstatement” section.

Minimum Premium Amount
The Minimum Premium Amount is an estimate of the premium sufficient to pay the monthly charges (other than the Mortality and Expense Risk charge) until the next Planned Premium due date.
We base the Minimum Premium Amount for a certificate on:
•	cost of insurance charges;
•	the premium load charge; and
•	any applicable rider charges.
Premium Payment Plan
For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your certificate has entered its Grace Period. You can discontinue this service by contacting our Administrative Office
This pre-authorized check (PAC) service may be initiated or updated by visiting www.MassMutual.com or by submitting a completed PAC form.
We must receive notification of account changes at our Administrative Office at least ten days before the next draft. Withdrawals from the designated bank account will be made on the designated draft date. We may discontinue the pre-authorized check service for your policy and automatically switch you to quarterly billing if:
•	your certificate has insufficient value to cover the monthly charges due and your Planned Premium is below the current monthly deductions; or
•	we are unable to obtain the premium payment from your bank account.
Premium Flexibility
While your certificate is In Force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. Except for the Minimum Initial Premium, so long as you have sufficient Account Value to keep the certificate In Force, there are no required premium payments under the certificate.
We have the right to refund a premium paid in any year if it will increase the Insurance Risk under the certificate. The Insurance Risk is the difference between the death benefit payable and the Account Value of your certificate. Premium payments must be sent in Good Order to our Administrative Office.
This certificate is intended to qualify under Section 7702 of the IRC as a “life insurance contract” for federal tax purposes under either the Cash Value Accumulation Test or Guideline Premium Test as chosen by the group policy owner. To maintain its status as a “life insurance contract” we will monitor the certificate for compliance with the limits established by the IRC. In any Certificate Year, we reserve the right to take any action we deem necessary to maintain the status of the certificate, including the right to refuse or refund premium or distribute a portion of your Account Value.
In some cases, applying a subsequent premium payment in a Certificate Year could result in your certificate becoming a MEC. In general, a MEC is a life insurance contract that fails to meet a “7-pay test.” Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid if the contract provided paid-up future benefits after the payment of seven level annual payments, the contract is deemed a MEC. If a certificate is a MEC under federal tax law, loans, withdrawals, and other amounts distributed under the certificate are taxable to the extent of any income accumulated in the certificate. Please see the “Modified Endowment Contracts” section for more information. We will not credit any amount of premium to your certificate that will exceed MEC limits unless we have written authorization from the Certificate Owner to allow MEC status.
Additionally, we will follow these procedures:
•
If we receive a subsequent premium payment that would cause the certificate to become a MEC, the premium payment will be considered not in Good Order. We will credit only that part of the premium payment to the certificate that will not cause the certificate to become a MEC. We will return the remaining portion of the payment to the premium payer.

•	In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next certificate anniversary date.

These procedures may not apply if there has been a material change to your certificate that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your Certificate Anniversary. Please see “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section for additional information.
How and When Your Premium is Allocated
When applying for the certificate, you indicate how you want Net Premiums allocated among the Separate Account Divisions and the GPA. You choose the percentages of your Net Premiums to be allocated to the Separate Account Divisions and/or the GPA. Net Premium is equal to premium paid less the premium load charge. You may choose any percentages (in whole numbers) as long as the total is 100%. You may allocate Net Premiums to a maximum of 25 Separate Account Divisions and the GPA at any time. However, we reserve the right to limit the number of Separate Account Divisions to which you can allocate your premiums if the limitation is necessary to protect your certificate status as life insurance under federal tax law.
You may change your Net Premium allocation at any time by sending a Net Premium allocation request form to us at our Administrative Office. You may also change your Net Premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
A request to change your Net Premium allocation will become effective on the Valuation Date we receive your request, in Good Order, at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, the change will become effective on the next Valuation Date.
You may maintain Account Value in a total of 25 Separate Account Divisions and the GPA at any one time. If you would like to allocate Net Premiums or transfer Account Value to additional Separate Account Divisions, you must first transfer all Account Value from one or more of the existing Separate Account Divisions to ensure that the limit of 25 is not exceeded.
During the Free-Look period, we will apply the initial Net Premium we receive to the GPA. At the end of the Free-Look period, we will apply an amount equal to the Minimum Premium Amount to the GPA. Any excess will be allocated to the GPA and/or the Separate Account Divisions according to your instructions and subject to our current allocation rules.
For all subsequent premium payments, an amount equal to the Minimum Premium Amount due will be allocated to the GPA. Amounts in excess of the Minimum Premium Amount due will be allocated in accordance with your instructions, subject to our current allocation rules.
If a payment is refused by your bank after we have applied the premium payment to your certificate, the transaction will be deemed void and your payment will be reversed.
Paid-up Certificate Date
The Paid-up Certificate Date is the Certificate Anniversary after the Insured’s 100th birthday. On and after this date, your Base Selected Face Amount will equal the Account Value and your Supplemental Selected Face Amount will equal zero. As of this date and thereafter, the death benefit option will be Death Benefit Option A, the charge for cost of insurance will be $0 and we will no longer accept premium payments. We will continue to deduct any other Account Value charges.
Your payment of premiums does not guarantee that the certificate will continue In Force to the Paid-up Certificate Date.
Transfers
While your certificate is In Force, you may generally transfer all or part of a Separate Account Division’s Account Value to any other Separate Account Division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective on the Valuation Date we receive your Written Request. If we receive your Written Request on a non-Valuation Date or after the end of a Valuation Date, your transfer request will be effective on the next Valuation Date.
You can submit transfer requests by sending us a Written Request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account Divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for transfers if there are more than 12 transfers in a Certificate Year. This fee will not exceed $10 per transfer. We will consider all transfers made on one Valuation Date to be one transfer.
You may maintain Account Value in a maximum of 25 Separate Account Divisions and the GPA at any one time. If you have allocated Account Value to 25 Separate Account Divisions and would like to allocate Net Premiums or transfer Account Value to additional Separate Account Divisions, you must first transfer all Account Value from one or more of the existing Separate Account Divisions to ensure that the limit of 25 is not exceeded.
You may transfer Account Value from the Separate Account to the GPA at any time without incurring a fee. You may only transfer Account Value from the GPA to the Separate Account once per Certificate Year. This transfer may not exceed 25% of the GPA Value (less any Certificate Debt) at the time of your transfer.
There is one exception to this rule. If:
•	you have transferred 25% of the GPA Value (less any Certificate Debt) in each of the previous three Certificate Years, and
•
you have not allocated premium payments or made transfers to the GPA during any of the previous three Certificate Years, except as a result of a certificate loan, then you may transfer the remainder of the GPA Value (less any Certificate Debt) out of the GPA in the succeeding Certificate Year.

Limits on Frequent Trading and Market Timing Activity
This certificate and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:
•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.
These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Certificate Owners and Beneficiaries under the certificate, including long-term Certificate Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this certificate. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Certificate Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Separate Account Divisions, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The Funds may reflect lower performance and higher expenses across all variable contracts as a result of undetected abusive trading practices. If we, or the investment adviser to any of the Funds available with this certificate, determine that a Certificate Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Certificate Owner to submit transfer requests by regular mail only. We will not accept the Certificate Owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund.
Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason. In addition, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Certificate Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Certificate Owners who violate the frequent trading or market timing policies established by the Fund. Certificate Owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a Fund on all policies owned by a Certificate Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Certificate Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.
We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:
•	not accept transfer instructions from a Certificate Owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a Certificate Year; and
•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.
We will apply any restrictive action we take uniformly to all Certificate Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Certificate Owners.
Automated Account Value Transfer
Automated Account Value Transfer allows you to make monthly transfers of Account Value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You may maintain value in a total of 25 Separate Account Divisions and the GPA at any one time. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated Account Value Transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per Certificate Year. We do not charge you for participating in the Automated Account Value Transfer Program.
You can elect, change or cancel Automated Account Value Transfer on any Valuation Date, provided we receive a fully completed Written Request at our Administrative Office. We will only make transfers on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after we receive your Written Request. If we receive your request before the end of the Free-Look period, your first automated transfer will occur on the Valuation Date next following the end of this period.
Transfers will occur automatically. However, you must specify:
•	the Separate Account Division we are to transfer from;
•	the Separate Account Division(s) and/or GPA we are to transfer to; and
•	the length of time during which transfers will continue.
If your transfer amount is greater than your Account Value in the Separate Account Division we are transferring from, then we will transfer your remaining value in that Separate Account Division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.
We may at any time modify, suspend or terminate the Automated Account Value Transfer Program without prior notification.
You may not elect Automated Account Value Transfer while you have elected automated account re-balancing for your certificate.

Automated Account Re-balancing
Automated account re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your Account Value in any combination of the Separate Account Divisions and the GPA. You may maintain value in a total of 25 Separate Account Divisions and the GPA at any one time. We must receive a fully completed Written Request to begin your automated account re-balancing program. Then, we will make transfers on a quarterly basis to and from the Separate Account Divisions and the GPA to re-adjust your Account Value to your specified percentage. Quarterly re-balancing is based on your Certificate Year. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the automated account re-balancing program.
This program allows you to maintain a specific allocation of Account Value among the Separate Account Divisions and the GPA. We will re-balance your Account Value only on a Monthly Calculation Date. We consider automated account re-balancing as one transfer per Certificate Year.
You can elect or cancel automated account re-balancing on any Valuation Date, provided we receive a fully completed Written Request at our Administrative Office. You may only change allocation percentages once each Certificate Year. In addition, you may only reduce your allocation to the GPA by up to 25% once each Certificate Year.
The effective date of the first automated re-balancing will be the first Monthly Calculation Date after we receive your Written Request at our Administrative Office. If we receive the request before the end of the Free-Look period, your first re-balancing will occur on the Valuation Date next following the end of the Free-Look period.
We may at any time modify, suspend or terminate the automated account re-balancing program without prior notification.
You may participate in either the Automated Account Value Transfer Program or the Automated Account Re-balancing Program at one time, but may not participate in both programs at the same time.
Example:
Assume that your initial Net Premium payment is split among four Separate Account Divisions: MML Managed Bond, MML Foreign, MML Equity and Ivy VIP Asset Strategy.

Further assume that you have also completed an Automated Account Re-balancing request form indicating that you want the values in the Separate Account Divisions rebalanced quarterly, beginning today, January 10, as follows:

• 60% in MML Managed Bond and
• 40% in Ivy VIP Asset Strategy.

Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected Separate Account divisions in your Portfolio Rebalancing Program.

Three months from the date you selected to begin your quarterly Automated Account Re-balancing Program, April 10, we will sell all units in the MML Foreign and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Ivy VIP Asset Strategy (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Ivy VIP Asset Strategy division to bring the ratio of the two investment choices to 60/40 respectively.

Certificate Value
How the Value of Your Certificate is Calculated
The value of your certificate is called its Account Value. The Account Value has two components:
•	the Variable Account Value, and
•	the GPA Value.
We will calculate your Account Value on each Valuation Date. Initially, this value equals the net amount of the initial premium paid under the certificate. This amount is applied to the GPA until the expiration of the Free-Look period. After the Free-Look period, we will apply an amount equal to the Minimum Premium Amount to the GPA. Any excess amounts are then allocated among the Separate Account Divisions and/or the GPA according to your instructions, subject to applicable restrictions.

Variable Account Value
Transactions in your Separate Account Divisions are all reflected through the purchase and sale of Accumulation Units. An Accumulation Unit is a unit of measure that we use to determine the value in each Separate Account Division. For instance, before we invest your Net Premium payment in a Separate Account Division, we convert your Net Premium payment into Accumulation Units and then purchase an appropriate number of shares in the designated Fund.
The Variable Account Value is the sum of your values in each of the Separate Account Divisions. It reflects:
•	Net Premiums allocated to the Separate Account; plus
•	transfers to the Separate Account from the GPA; less
•	transfers and withdrawals from the Separate Account; less
•	fees and charges deducted from the Separate Account; adjusted by
•	the Net Investment Experience of the Separate Account.
Net Investment Experience
The Net Investment Experience of the Variable Account Value is reflected in the value of the Accumulation Units.
Every Valuation Date we determine the value of an Accumulation Unit for each of the Separate Account Divisions. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as Fund expenses.
The value of an Accumulation Unit may go up or down from Valuation Date to Valuation Date.
When you make a premium payment, we credit your certificate with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Net Premium payment allocated to a Separate Account Division by the unit value of the Accumulation Unit for that Separate Account Division. When you make a withdrawal, we deduct Accumulation Units representing the withdrawal amount from your certificate. We deduct Accumulation Units for insurance and other certificate charges.
We calculate the value of an Accumulation Unit for each Separate Account Division at the end of each Valuation Date. Any change in the Accumulation Unit value will be reflected in your certificate’s Account Value.
Guaranteed Principal Account Value
The GPA Value is the accumulation of:
(1)	Net Premiums allocated to the GPA; plus
(2)	amounts transferred into the GPA; less
(3)	amounts transferred or withdrawn from the GPA; less
(4)	charges deducted from the GPA; plus
(5)	interest credited to the GPA.
Interest on the Guaranteed Principal Account
The GPA Value earns interest at an effective annual rate, credited daily.
For the part of the GPA Value equal to any Certificate Debt, the daily rate we use is the daily equivalent of the greater of:
•	the annual credited loan interest rate minus the loan interest rate expense charge; or
•	1%.
For the part of the GPA Value in excess of any Certificate Debt, the daily rate we use is the daily equivalent of:
•	the current interest rate we declare; or
•	the guaranteed interest rate of 1%, if greater.
The current interest rate may change as often as monthly and becomes effective on your certificate’s Monthly Calculation Date.

Death Benefit
If the Insured dies while the certificate is In Force and we determine that the claim is valid, we will pay the death benefit in a lump sum to the named beneficiary.
The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding Certificate Debt, and any unpaid premium needed to avoid certificate termination. The death benefit is calculated as of the date of the Insured’s death.
The Minimum Death Benefit for your certificate is based on your certificate’s Account Value as described below.
While the policy is In Force, you may make changes to the death benefit option and Face Amount. You must pay any premium due before such transaction requests can be processed.
Minimum Death Benefit
In order to qualify as life insurance under IRC Section 7702, the certificate must have a minimum death benefit that is determined by one of two compliance tests. You choose the test when you apply for the certificate. You cannot change your choice of test after the certificate is issued.
Cash Value Accumulation Test (CVAT)
Under this test, the minimum death benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor for the Insured’s Attained Age on that date. The death benefit factor depends on the Insured’s gender, age, tobacco use classification, and the CVAT interest rate under Section 7702 of the IRC.
Guideline Premium Test
Under this test, the minimum death benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the Attained Age of the Insured.
The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the certificate. Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums only in the early policy years, the Cash Value Accumulation Test may be appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should review certificate illustrations of both approaches with your registered representative to determine how the policy works under each test, and which is best for you.
Death Benefit Options
We offer two death benefit options. Initially the death benefit option is elected by the employer.
•	Death Benefit Option A – the death benefit is the greater of:
○	the Total Selected Face Amount in effect on the date of death; or
○	the Minimum Death Benefit in effect on the date of death.
•	Death Benefit Option B – the death benefit is the greater of:
○	the sum of the Total Selected Face Amount in effect on the date of death plus the Account Value on the date of death; or
○	the Minimum Death Benefit in effect on the date of death.
If the Insured dies while the certificate is In Force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:
•	We add the part of any monthly cost of insurance charges already deducted, which applies to a period beyond the date of death; and
•	We deduct any Certificate Debt outstanding on the date of death; and
•	We deduct any unpaid monthly charges to the date of death.
You should note that under Death Benefit Option A, the death benefit amount is not affected by your certificate’s investment experience unless the death benefit is based on the Minimum Death Benefit. Under Death Benefit Option B, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the Account Value, it can change from day to day. Your certificate’s Account Value will vary due to the investment performance of the Separate Account Divisions in which you have allocated premium or transferred funds. It is also impacted by the deduction of charges and other certificate expenses. It is possible that the certificate’s Account Value can be zero, which will reduce the overall value of the death benefit. The “Certificate Value” section provides more detailed information on how your certificate’s Account Value is determined.
Example:
The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.
		Policy A	Policy B
(a)	Total Selected Face Amount:	$100,000	$100,000
(b)	Account Value on date of death	$30,000	$50,000
(c)	Minimum Death Benefit percentage on date of death:	280%	280%
(d)	Minimum Death Benefit (b x c):	$84,000	$140,000
	Death benefit if Death Benefit Option A is in effect [greater of (a) or (d)]:	$100,000	$140,000
	Death benefit if Death Benefit Option B is in effect [greater of (a + b) or (d)]:	$130,000	$150,000
The examples assume no additions to or deductions from the Total Selected Face Amount or Minimum Death Benefit are applicable.
Right to Change the Death Benefit Option
You may change your Death Benefit Option at any time while the Insured is living by Written Request and subject to our requirement that evidence of insurability must be provided for a change from Death Benefit Option A to Death Benefit Option B. However, no change will be permitted after the Certificate Anniversary nearest the Insured’s 100th birthday. There is no charge for a change in the Death Benefit Option; however the monthly deduction amount will change.
The effective date of any change in the Death Benefit Option will be your first Certificate Anniversary on, or next following, the later of:
•	the date we approve your Written Request for such change; or
•	the requested effective date of the change.
If you change your death benefit option, we will adjust your policy’s Face Amount. The Face Amount adjustment (up or down) will be in the amount needed so that the death benefit immediately before the change will be the same as the death benefit after the change.
Please see Appendix B for examples of how a change in death benefit option may impact the policy’s Face Amount.
The death benefit following a death benefit option change, however, will behave differently based on the new death benefit option in effect. For example, if a Certificate Owner changes the death benefit option from option 1 (death benefit = Face Amount) to option 2 (death benefit = Face Amount + Account Value), the death benefit after the change will be based on the Account Value rather than remaining level. The Certificate Owner may decide to make this change if the desire is to have a death benefit that will increase if the Account Value grows.
Alternatively, a Certificate Owner may change from death benefit option 2 to option 1 if they would like to have a level death benefit following the change. Having a level death benefit (rather than increasing as the Account Value grows) would reduce the certificate’s insurance risk as the certificate’s Account Value increases and, as a result, would reduce the monthly insurance charges. If you elect death benefit option 2, you may choose to change to death benefit option 1 automatically at an Attained Age you select. You may select the Attained Age for this change at the time of application for your certificate, or after issue by Written Request. You may also cancel or adjust the timing of the scheduled death benefit option change.
When the Face Amount changes as a result of a change in the death benefit option:
•	the monthly charges will also change; and
•	the charge for certain additional benefits may change.
You cannot change the death benefit option if, as a result, the Face Amount would be reduced to an amount that is less than the minimum Face Amount.

When We Pay Death Benefit Proceeds
If the certificate is In Force and it is determined that the claim is valid, we will normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office.
Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.
We have the right to contest the validity of the certificate for any material representation of a fact within two years:
•	after the certificate is issued;
•	after any increase in selected face amounts; or
•	after reinstatement.
These two-year periods are called the certificate’s “contestable periods.” We may also investigate death claims beyond the contestable periods. Any two-year contestable period, in the absence of fraud, we cannot contest the validity of a certificate or a selected face amount increase, except for failure to pay premiums. In the event a misstatement of age is discovered at the time of claim, we will not contest the entire claim, but rather an adjustment will be made to the death benefit amount. Please see “Misstatement of Age” below for more information.
We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.
We can also delay payment of the death benefit if a portion is based on the Variable Account Value of the certificate and the Insured’s date of date of death is before or during any period when:
•	it is not reasonably practicable to determine the amount because the NYSE is is closed (other than customary weekend and holiday closings);
•	trading is restricted by the SEC;
•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or
•	the SEC, by order, permits us to delay payment for the protection of our Certificate Owners.
If pursuant to SEC rules, the MML U.S. Government Money Market Fund suspends payment of redemption proceeds in connection with the liquidation of the Fund, we will delay payment of the death benefit from the MML U.S. Government Money Market division until the Fund is liquidated.
Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this provision.
Interest on Death Benefit
We will add interest to the death benefit from the date of the Insured’s death to the date of a lump sum payment. The amount of interest will be computed using an effective annual rate not less than 3% or, if greater, the annual rate required by applicable law.
Although the death benefit is generally excludible from the income of the Beneficiary who receives it, interest on the death benefit is includible in the Beneficiary’s income.
Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this provision.
Right to Change the Selected Face Amounts
You may request an increase or decrease in the Base and Supplemental Selected Face Amounts. Increases are subject to our underwriting review. If you increase your selected face amounts, the cost of insurance charge for your certificate will increase because of the increase in the Insurance Risk, subject to the maximum cost of insurance rates set forth in the “Periodic Charges Other than Fund Operating Expenses” table in the “Fee Tables” section. If you decrease your selected face amounts, the cost of insurance charge for your certificate will decrease because of the decrease in the Insurance Risk.
If you increase or decrease the selected face amounts, your certificate may become a MEC under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Selected Face Amounts
You may increase the selected face amounts by sending us a Written Request, or by sending us an application if you are no longer associated with your employer. We may request evidence of insurability for an increase.
We will not allow an increase in the selected face amounts on or after the Certificate Anniversary following the Insured’s 80th birthday. Any increase in the selected face amounts will be effective on the Monthly Calculation Date which is on, or next follows, the later of:
•	the date we approve your Written Request for such change; or
•	the requested effective date of the change.
Any increase must be in an amount of at least $5,000, unless we establish a lower minimum.
Decreases in Selected Face Amounts
You may also decrease your certificate’s selected face amounts. The Base Selected Face Amount after a decrease must be at least $50,000.
We will not allow a decrease in the selected face amounts after the Certificate Anniversary following the Insured’s 100th birthday. Any requested decrease in the selected face amounts will be effective on the Monthly Calculation Date which is on, or next follows the latest of:
•	the date we approve your Written Request for such change; or
•	the requested effective date of the change.
A decrease in the certificate’s selected face amounts may have adverse tax consequences. Please see the “Federal Income Tax Considerations” section.
Suicide
If the Insured dies by suicide, while sane or insane, and the certificate is In Force, the certificate will terminate.
•	If the death occurs within two years from the Issue Date, we will pay a limited death benefit equal to the amount of premiums paid for the certificate, less any Certificate Debt and amounts withdrawn.
•
If the death occurs after two years from the Issue Date but within two years from an increase in any selected face amount or a change from Death Benefit Option A to Death Benefit Option B, we will pay a limited death benefit equal to the sum of the monthly charges associated with the selected face amount increase or change in death benefit option. However, if the limited death benefit as described in the preceding bullet is payable, there will be no death benefit for the increase or change.

•
If the death occurs within two years after the certificate is reinstated, we will pay a limited death benefit equal to the sum of any amount paid to reinstate the certificate plus any premiums paid thereafter, less any Certificate Debt and amounts withdrawn.

Example:

Assume a certificate is issued with a $500,000 Selected Face Amount under Death Benefit Option A. In Certificate Year 4, the owner applies for a $250,000 Face Amount increase, which is approved. If the Insured commits suicide within two years of the increase, the benefit payable to the beneficiaries is equal to the original $500,000 death benefit, plus an additional payment equal to the monthly charges that were deducted from the Account Value for the increase segment of $250,000.

Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this provision.
Misstatement of Age
If the Insured’s age is misstated in the application, an adjustment will be made. If the adjustment is made at the time of a death claim, the death benefit will reflect the amount provided by the most recent monthly insurance charges using the correct age. If the adjustment is made while the Insured is living, monthly charges after the adjustment will be based on the correct age.

Other Benefits Available Under the Certificate
Additional Benefits
In addition to the standard death benefit(s) associated with your certificate, other standard and/or optional benefits may be available to you.
You can obtain additional benefits if you request them and/or qualify for them. We provide certain additional benefits by rider or endorsement. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the riders.
We also offer two automated transfer programs as additional benefits – Automated Account Value Transfer and Automated Account Re-balancing. Please note that you cannot select both the Automated Account Value Transfer and Automated Account Re-balancing at the same time.
The following table summarizes the information about the additional benefits available under the policy. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Accelerated Benefits for Terminal Illness Rider	Advances portion of death benefit if Insured is terminally ill and not expected to live more than 12 months	Standard
• Eligible payment amount (Eligible Amount) does not include: amount of any insurance provided under the certificates or riders on the life on someone other than the Insured; and amount payable under accidental death benefit rider. Minimum payment is $25,000.
• Maximum payment is lesser of 75% of Eligible Amount and $250,000, minus total amount accelerated under all other policies issued by us or any of our affiliates on Insured.
• A lien equal to the amount paid under the rider will be established against the certificate. The amount of the lien will be deducted from the amount of payment under the certificate upon the death of the Insured.
• Please see “Appendix E – State Variation of Certain Certificate Features.”

Accidental Death Benefit Rider	Provides additional death benefit if Insured’s death is caused by accidental bodily injury	Optional
• In event of accidental death of Insured, benefit equals lesser of (1) Base Selected Face Amount on date of Insured’s death and (2) $5,000,000.
• Must provide proof that Insured’s death occurred 1) as direct result of bodily injury; 2) within 180 days after injury; and 3) while certificate and rider were in effect.
• No benefit paid if death results directly or indirectly from 1) suicide; 2) war; 3) military service; 4) aviation travel as pilot, crew member, or giving or receiving training; 5) natural causes; 6) drugs; or 7) injury received in commission of felony.
• Please see “Appendix E – State Variations of Certain Certificate Features.”

Children’s Level Term Insurance Rider	Provides level term insurance on life of each of Insured’s children between ages of 15 days and 26 years.	Optional
• Provides $25,000 of level term insurance on life of each of Insured’s children between ages of 15 days and 26 years
• If an insured child dies by suicide, while sane or insane, within two years after the rider issue date, the amount we will pay will be limited to the cost for this rider.
• If an insured child dies by suicide, while sane or insane, within two years after the effective date of reinstatement of this rider, the amount we pay will be limited to the cost for this rider subsequent to the date of reinstatement.
• Please see “Appendix E – State Variations of Certain Certificate Features.”

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Overloan Protection Rider	Prevents certificate lapse due to Certificate Debt by providing guaranteed paid-up insurance benefit	Optional (This rider is included automatically with the policy if the policy was issued using the Guideline Premium Test.)
Requirements:
• Policy In Force and at or past 15th policy anniversary.
• Insured at least Attained Age 75.
• Account Value at least $100,000.
• Non-loaned Account Value must be sufficient to pay rider charge (if not, Owner required to repay Policy Debt to exercise rider).
• Policy issued under Guideline Premium Test.
• Policy is not and upon exercise of rider will not become a MEC.
• Certificate Debt exceeds specified percentage of Account Value.
• Amounts that can be withdrawn without federal tax penalty have been withdrawn.

Exercising rider results in:
• Change to Option A death benefit if not already selected.
• Total Selected Face Amount equals minimum death benefit.
• Loaned Account Value earns interest at loan interest rate.
• Non-loaned Account Value held in GPA and accrues interest at not less than minimum GPA rate.
• All other riders terminate.
• No additional premiums allowed.
• No further policy loans or repayments.
• No further policy changes, transfers, and withdrawals allowed.
• Death benefit adjusted and may be reduced to minimum death benefit.
• This rider is not available in all states. Please see “Appendix E – State Variations of Certain Certificate Features.”

Spouse Level Term Insurance Rider	Provides level term insurance on life of Insured’s spouse.	Optional
• Minimum amount of term insurance under rider is $50,000.
• Minimum increase of term insurance under rider is $25,000.
• Minimum decrease of term insurance under rider is $50,000.
• No decrease in the amount of term insurance is permitted before the first Certificate Anniversary following the rider issue date.
• The amount of term insurance may automatically be decreased if the amount of term insurance on the Insured’s spouse is greater than the Insured’s coverage under the certificate.
• If the Insured’s spouse dies by suicide, while sane or insane, within two years after this rider’s issue date, the amount we will pay will be limited to the cost for this rider (or, if within two years after the effective date of any increase in the amount of term insurance, the cost of such increase).
• Please see “Appendix E – State Variations of Certain Certificate Features.”

Waiver of Monthly Charges Rider	Waives monthly charges (other than mortality and expense risk charge) while Insured becomes totally disabled (as defined in the rider).	Optional
• Evidence of insurability required to add rider.
• Rider benefit ends day before Insured’s Attained Age 65.
• No benefit paid if death results directly or indirectly from 1) suicide attempt; 2) war; 3) military service; 4) drugs; or 5) injury received in commission of felony.
• Please see “Appendix E – State Variation of Certain Certificate Features.”

Automated Account Value Transfer	Automatically transfers of Account Value in a Separate Account Division to any combination of Separate Account Divisions and GPA monthly.	Optional
• Limits allocation of Account Value to up to 25 Separate Account Divisions and GPA at any one time.
• Automated Account Value Transfers are not available from more than one Separate Account Division or from GPA at any time.
• We may at any time modify, suspend or terminate Automated Account Value Transfer Program without prior notification.
• You may not participate in the Automated Account Re-balancing program at same time.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Automated Account Re-balancing	Automatically re-balances Account Value to maintain original percent allocation of any combination of Separate Account Divisions and GPA.	Optional
• Limits allocation of Account Value to up to 25 Separate Account Divisions and GPA at any one time.
• Minimum amount for transfer is $5.00.
• We may at any time modify, suspend or terminate automated account re-balancing program without prior notification.
• You may not participate in Account Value Transfer program at same time.

Accelerated Benefits for Terminal Illness Rider
This rider advances a portion of the certificate’s death benefit to the Owner when we receive proof, satisfactory to us, that the Insured is terminally ill and is not expected to live more than 12 months prior to activation of the rider. In return for the advanced payment, we establish a lien against the certificate, equal to the amount of the accelerated benefit. We do not charge interest against the lien.
Benefits under the rider may be taxable. The Certificate Owner should seek tax advice prior to requesting an accelerated death benefit payment.
For the purposes of this rider, terminal illness is a medical condition that:
•	is first diagnosed by a Legally Qualified Physician; and
•	with reasonable medical certainty, will result in the death of the Insured within 12 months from the date the Legally Qualified Physician certifies the diagnosis; and
•	is not curable by any means available to the medical profession.
An accelerated benefit will be paid when the following requirements are met:
•	we receive the Certificate Owner’s Written Request for payment of an accelerated death benefit under the certificate;
•	we receive the Insured’s written authorization to release medical records to us;
•	we receive the written consent to this request of any assignee and any irrevocable Beneficiary under the certificate; and
•	we receive a written certification from a Legally Qualified Physician that the Insured has a terminal illness, as defined above.
The amount of the death benefit under the certificate that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.
The amount eligible for acceleration under the rider (Eligible Amount) is equal to the death benefit payable upon the death of the Insured under the certificate.
The Eligible Amount does not include:
•	The amount of any insurance provided under the certificate, or any rider attached thereto, on the life of someone other than the Insured; and
•	The amount of benefit under any accidental death benefit rider.
The Certificate Owner may accelerate any portion of the Eligible Amount subject to the following limitations:
•	the minimum amount that may be accelerated is $25,000; and
•
the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates on the life of the Insured.

After the accelerated benefit payment is made, this certificate will remain In Force and premiums and charges will continue in accordance with the certificate provisions.
Payment of the terminal illness benefit will be made to the Owner in a single sum, unless the payment has been assigned or designated by the Owner. However, we will not make the payment if we first receive due proof of the Insured’s death; in this case, we will instead pay the death benefit as if no request has been received under the rider.

The rider terminates upon any of the following events:
•	on the date the accelerated benefit payment is made;
•	on the date the certificate terminates;
•	if applicable, any Overloan Protection Rider to the certificate is exercised; or
•	two years before the Paid-up Certificate Date.
The rider is included automatically with the certificate. There is no charge for this rider. If a claim is made under this rider, then we will assess a charge of no more than $250.
An example of the Accelerated Benefits for Terminal Illness Rider is set forth in Appendix C.
Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this rider.
Accidental Death Benefit Rider
In the event of accidental death of the Insured, we will pay a benefit equal to the lesser of:
•	the Base Selected Face Amount on the date of the Insured’s death; or
•	$5,000,000.
To pay any benefit under this rider, we will require proof, satisfactory to us, that the Insured’s death occurred:
•	as a direct result of accidental bodily injury independently of all other causes;
•	within 180 days after the injury occurred; and
•	while the certificate and rider were In Force.
For purposes of this rider, proof satisfactory to us means:
•	death by drowning or internal injuries must be confirmed by autopsy,
•	for all other injuries, the cause of death must be shown by a visible wound on the exterior of the body.
Unless prohibited by law, we have the right to examine a body at any time at our expense.
No accidental death will be payable if the Insured’s death results directly or indirectly from any of these causes.
•	Suicide – Suicide, while the Insured is sane or insane.
•	War – War, declared or undeclared, or any act of war.
•
Military Service – Service in the military forces of any country at war or in any civilian noncombatant unit serving with those forces. “War” includes undeclared war and any act of war. “Country” includes any international organization or group of countries.

•
Aviation – Travel in, or descent from or with, any kind of aircraft aboard which the Insured is a pilot or crew member or is giving or receiving any training. “Crew member” includes anyone who has any duty aboard the aircraft.

•	Natural Causes – Bodily or mental illness, disease, or infirmity of any kind, or medical or surgical treatment for any of these.
•	Drug – The taking or injection of any drug, hypnotic, or narcotic, accidentally or otherwise.
•	Felony – Death that occurred while committing a felony.
This rider will be contestable on the same basis as the Certificate during the lifetime of the Insured for two years from the Rider Issue Date.
This rider ends automatically:
•	on the Certificate Anniversary date which is on or next follows the Insured’s 65th birthday; or
•	upon the termination of the certificate for any reason.
The rider may also be cancelled by the Certificate Owner’s Written Request. Cancellation will take effect on the Monthly Calculation Date that is on, or next follows, the date we receive the Written Request at our Administrative Office.
There is an additional charge for this rider equal to $0.025 per $1,000 of rider coverage. This rider may only be added at the time of issue of the certificate.

The example below shows the operation of this rider:
•	Assume that the Accidental Death Benefit Rider Face Amount is $500,000 and that the Insured’s Attained Age at death is 60.
•	Upon death due to accidental causes, $500,000 will be paid in addition to the death benefit as determined under the main coverage.
Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this rider.
Children’s Level Term Insurance Rider
This rider provides $25,000 of level term insurance on the life of each of the Insured’s children between the ages of 15 days and 26 years. To qualify as an insured child, the child’s relationship to the Insured must be either child, stepchild or legally adopted child, either on or after the date of the application. Additionally, the insured child must have been discharged from the hospital after his or her birth.
We will pay to the rider beneficiary the applicable amount described below upon receipt of proof that the death of an insured child occurred:
(1)	before the end of the term of insurance for the insured child;
(2)	while coverage for the insured child was In Force; and
(3)	while the certificate is In Force.
The amount of benefit under this rider will be:
•
the amount of term insurance if the death occurs 180 days or more after the insured child’s date of birth, but before the Certificate Anniversary that is on or next follows the insured child’s 26th birthday; or

•	one-half of the amount of term insurance if the death occurs more than 14 days but less than 180 days after the insured child’s date of birth.
If the Insured’s child dies by suicide, while sane or insane, within two years after this rider’s issue date, the amount we will pay will be limited to the cost for this rider (or, if within two years after the effective date of any increase in the amount of term insurance, the cost of such increase).
We will not, in the absence of fraud, contest:
•	the insurance on the insured child after it has been in force during the lifetime of the insured child for a period of two years from the rider issue date; or
•	the reinstatement of insurance on the insured child after the reinstated coverage has been in force during the lifetime of the insured child for two years after the effective date of reinstatement.
The rider may be converted into a policy on the life of the insured child without evidence of insurability at the end of an insured child’s term of insurance provided that we must receive an application for the new policy within the period beginning 90 days before and ending 31 days after the end of the insured child’s term of insurance. The face amount of the new policy will be the amount of term insurance under this rider. The first full premium for the new policy must be paid while the insured child is alive and within 31 days after the end of the insured child’s term of insurance.
The term of insurance for a child ends on the earlier of:
•	the date the certificate terminates; or
•	the Monthly Calculation Date on or next following the date we receive a Written Request to terminate the rider; or
•	the Insured’s Attained Age 65; or
•	the Certificate Anniversary date on or next following the insured child’s 26th birthday.
If the Insured dies while the rider is In Force, coverage on the life of the insured child will continue until the Certificate Anniversary date that is on or next follows the insured child’s 26th birthday.
This rider may be added at any time. There is an additional charge for this rider.
The example below shows the operation of this rider:
•	Assume that the Insured has three children, ages 10, 16, and 27 and the Insured elected the Children’s Level Term Rider.

•	If the Insured’s 10 or 16 year old child dies, the Children’s Level Term Insurance Rider will pay $25,000 to the Insured.
Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this rider.
Overloan Protection Rider
A Certificate Owner is able to prevent the certificate from lapsing due to Certificate Debt by invoking the Overloan Protection Rider, which provides a guaranteed paid-up insurance benefit. This rider is designed to enable a Certificate Owner with a substantially depleted Surrender Value, due to Certificate Debt, to potentially avoid the negative tax consequences associated with the lapsing of the certificate.
Note: The IRS has not issued guidance on the tax consequences of exercising the Overloan Protection Rider. It is possible that the IRS could assert that the Certificate Debt should be treated as a distribution, in whole or in part, when the rider is invoked. Consult with a tax adviser regarding the risks associated with invoking this rider.
This rider is automatically attached on the Issue Date of the certificate if the certificate has been issued using the Guideline Premium Test under Section 7702 of the IRC. The rider cannot be elected after the policy Issue Date or if the policy was issued using the Cash Value Accumulation Test under Section 7702 of the IRC.
This rider will be exercised when we have received the Owner’s Written Request and all of the following requirements have been met:
•	The certificate is In Force and has reached the 15th Certificate Anniversary date;
•	The Insured is at least Attained Age 75;
•	The Account Value of the certificate must be at least $100,000;
•	The non-loaned Account Value is sufficient to pay the rider charge (described below);
•	The certificate is issued under the federal Guideline Premium Test under Section 7702 of the Internal Revenue Code, as amended;
•	The certificate is not, and exercise of this rider will not cause the certificate to become, a “modified endowment contract” under the IRC;
•
The Certificate Debt exceeds a specified percentage of the Account Value. This percentage is called the Overloan Trigger Point Percentage and varies by the Attained Age of the Insured. The Overloan Trigger Point Percentages are shown below; and

•	All amounts that may be withdrawn from the certificate without the imposition of federal income tax must be taken as withdrawals.
The first time the requirements to exercise this rider are met, we will notify the Certificate Owner. The notice will be mailed 31 days before the end of the certificate’s Grace Period.
To exercise the rider, Certificate Debt must exceed a specified percentage of the Account Value called the Overloan Trigger Point. There is a one-time charge to exercise this rider. The charge is equal to the Account Value multiplied by a percentage that varies by the Insured’s Attained Age at the time the rider is exercised.
The Overloan Protection Rider Triggers and Rider Charge Percentages vary by the Insured’s Attained Age as shown below.
Attained Age	Rider Charge Percentage	Trigger Point Percentage
18–74	N/A	N/A
75	3.71%	96.00%
76	3.57%	96.00%
77	3.45%	96.00%
78	3.31%	96.00%
79	3.33%	96.00%
80	3.19%	96.00%
81	3.13%	96.00%
82	2.99%	97.00%
83	2.87%	97.00%
84	2.73%	97.00%

Attained Age	Rider Charge Percentage	Trigger Point Percentage
85	2.61%	97.00%
86	2.47%	97.00%
87	2.33%	97.00%
88	2.17%	97.00%
89	1.95%	98.00%
90	1.71%	98.00%
91	1.54%	98.00%
92	1.36%	98.00%
93	1.19%	98.00%
94	1.02%	98.00%
95	0.85%	99.00%
96	0.67%	99.00%
97	0.50%	99.00%
98	0.33%	99.00%
99	0.33%	99.00%
100+	N/A	N/A
When all of the certificate conditions are met, and after we receive the Owner’s Written Request to exercise this rider and the Rider Charge has been applied, the certificate’s death benefit will be adjusted in two steps:
•	If the Death Benefit Option is not already Death Benefit Option A, it will be changed to Death Benefit Option A; and
•
The Total Selected Face Amount will equal the Minimum Death Benefit after the Rider Charge is taken. If this Face Amount is not compliant with Section 7702 of the IRC, the Owner will not be allowed to exercise this rider.

Exercising this rider will affect the certificate and any other certificate riders as follows:
•	Interest will continue to accrue on the Certificate Debt at the applicable interest rate under the certificate;
•	The loaned Account Value in the Guaranteed Principal Account will earn interest at the same rate as the loan interest rate;
•
Any remaining non-loaned Account Value will be held in the Guaranteed Principal Account and will accrue interest at not less than the certificate’s minimum annual interest rate for the Guaranteed Principal Account, shown in the certificate’s specifications pages;

•	All other certificate riders will be terminated;
•	No further monthly charges or additional charges will be taken from the Account Value;
•	No further premiums will be allowed;
•	No further certificate loans may be taken and no further loan payments may be made;
•	No further certificate changes, transfers of values or withdrawals will be allowed;
•	The Total Selected Face Amount will equal the Minimum Death Benefit, after deduction of the charge for the rider;
•	The certificate will be placed in paid-up status; and
•	The Certificate Owner will be notified of the changes to the certificate.
Note: The death benefit may be reduced (significantly) to the minimum amount permitted under the tax code to maintain the policy’s status as a life insurance policy.
This rider will terminate when any of the following occurs:
•
Before this rider is exercised, we receive a satisfactory Written Request from the Owner to terminate this rider. Such termination will be effective on the Monthly Calculation Date on, or that next follows, the date we receive the Written Request; or

•	The Paid-Up Certificate Date; or
•	Termination of the policy for any reason.
This rider cannot be reinstated if it was terminated at the Owner’s request.
An example of the Overloan Protection Rider is set forth in Appendix D.

Spouse Level Term Insurance Rider
This rider provides level term insurance on the life of an Insured’s spouse. The spouse may not be legally separated from the Insured when coverage under the rider becomes effective. In addition, the spouse must be at least 18 years of age but not older than 64 years of age. Spouse as defined in this rider includes civil union or domestic partner if recognized under applicable state law. The minimum amount of term insurance under this rider is $50,000.
You may convert the rider into a new premium-paying life insurance policy on the insured spouse without providing evidence of insurability on the Certificate Anniversary Date that is on or next follows the earliest of the following events:
•	annulment, divorce or legal separation before the insured spouse’s 65th birthday;
•	the insured’s spouse’s 65th birthday; or
•	the death of the Insured before the insured spouse's 65th birthday; or
•	if applicable, the date any overloan protection rider to the Certificate is exercised.
The rider may be converted into a policy on the life of the insured spouse without evidence of insurability. The conversion is subject to us receiving an application for the new policy within the period beginning 90 days before and ending 31 days after the date the event described immediately above occurs. The face amount of the new policy cannot exceed the amount of term insurance under this rider. The first full premium for the new policy must be paid while the insured spouse is alive and within 31 days after the termination of this rider.
You may request an increase or decrease in the face amount of the rider, which will be subject to our approval. If you change the face amount, your certificate charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured spouse. Please see the Periodic Charges Other than Fund Operating Expenses table for information about the Spouse Level Term Insurance Rider charge.
If the Insured’s spouse dies by suicide, while sane or insane, within two years after this rider’s issue date, the amount we will pay will be limited to the cost for this rider (or, if within two years after the effective date of any increase in the amount of term insurance, the cost of such increase).
We will not, in the absence of fraud, contest:
•	the insurance on the insured spouse after it has been in force during the lifetime of the insured spouse for a period of two years from the rider issue date;
•	any optional increase of the coverage on the insured spouse after the increase has been in force during the lifetime of the Insured Spouse for two years after the effective date of the increase; or
•	the reinstatement of insurance on the insured spouse after the reinstated coverage has been in force during the lifetime of the insured spouse for two years after the effective date of reinstatement.
Coverage under the rider will end on the earliest of:
•	the date of termination of the certificate; or
•	the Monthly Calculation Date on or next following the date we receive your Written Request to terminate this rider; or
•	the date this rider is converted to a new policy; or
•	the Certificate Anniversary date that is on or next follows the insured spouse’s 65th birthday; or
•	if applicable, the date any Overloan Protection Rider to the certificate is exercised. This rider can be added at any time.
Below is an example showing the impact of this rider:
Assume the following:
•	The Spouse Level Term Insurance Rider was available at the case level and the insured selected it to cover her spouse.
•	The Spouse Attained age is 55.
•	The Coverage amount is $100,000.
•	Upon the death of the Spouse, the Spouse Level Term Insurance Rider pays out $100,000 to the beneficiary named under the rider.
•	The rider terminates after the payout.
Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this rider.

Waiver of Monthly Charges Rider
Under this rider we will waive the monthly charges deducted from your Account Value (other than the mortality and expense risk charge) if:
•	the Insured becomes totally disabled (as defined in the rider) before the Certificate Anniversary that is on or next follows the Insured’s 65th birthday; and
•	such total disability continues for six consecutive months.
We will not return any premiums paid; however, we will adjust the Account Value according to the terms of the rider.
Total Disability is defined as an incapacity of the Insured that:
•	is caused by sickness or injury; and
•	requires the Insured to be under a doctor’s care; and
•	begins while this rider is In Force; and
•	for the first 24 months of any period of Total Disability, prevents the Insured from performing the substantial and material duties of the Insured’s occupation; and
•	after Total Disability has continued for 24 months, prevents the Insured from engaging in any occupation the Insured is or may become qualified to perform.
No benefit will be payable if the Insured’s disability results directly or indirectly from any of these causes:
•	Suicide Attempt – Any suicide attempt, or intentionally self-inflicted injury, while sane or insane.
•	War – War, declared or undeclared, or any act of war.
•
Military Service – Service in the military forces of any country at war or in any civilian noncombatant unit serving with those forces. “War” includes undeclared war and any act of war. “Country” includes any international organization or group of countries.

•	Drug – The taking or injection of any drug, hypnotic, or narcotic, accidentally or otherwise.
•	Felony – Disability that occurred while committing a felony.
Benefits payable under this rider end when any of the following occurs:
•	the Insured is no longer totally disabled; or
•	you do not give us the required satisfactory proof of continued total disability; or
•	the Insured fails or refuses to have a required examination; or
•	the Certificate Anniversary date that is on or next follows the Insured’s 65th birthday, or, if later, the date two years from the date the total disability began.
Proof of claim must be received at our Administrative Office while the Insured is living and during the continuance of total disability. Also, it must be received within one year after the earlier of:
•	the Certificate Anniversary date that is on or next follows the Insured’s 65th birthday; and
•	termination of the certificate.
However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible.
Until we approve your claim, you are required to pay all premiums necessary to avoid a lapse of this certificate. If total disability begins during this certificate’s Grace Period, any required premiums must be received before we will approve the claims made under this rider.
There is an additional charge for this rider that varies based on the individual characteristics of the Insured. Please see the “Rider Charges” table under the “Fee Tables” section for information about the Waiver of Monthly Charges Rider charge.
This rider may be added at any time and may be cancelled by the Certificate Owner’s Written Request. Cancellation will take effect on the Monthly Calculation Date that is on, or next follows, the date we receive the Written Request at our Administrative Office.

The example below shows the operation of this rider:
•	The Insured is Attained Age 55.
•	The Insured has been totally and permanently disabled for at least 6 months.
•	Account Value on the Monthly Charge Date prior to the deduction of monthly charges is $100,000.
•	Total monthly charges are $400.
•	The rider waives the monthly charges, so the Account Value remains at $100,000.
Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this rider.
Accessing the Money in Your Certificate
Withdrawals
After your certificate has been In Force for 12 months, you can withdraw value from your certificate. You must send a Written Request on our administrative form to our Administrative Office.
•	Minimum withdrawal amount: $500 (before deducting the withdrawal charge).
•	Maximum withdrawal amount. This amount is equal to:
○	the Account Value; less
○	any Certificate Debt; less
○	an amount equal to (i) the most recent monthly charge multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Planned Premium due date.
Example:

Your certificate has $1,000 of Account Value, $500 of Certificate Debt and your most recent monthly charge was $25. Assume your premium is paid quarterly and there are two (2) Monthly Calculation Dates left until the next Planned Premium due date. The maximum withdrawal amount will be $425.00 ($1,000 − $500 − (3 x $25)).

We deduct a withdrawal charge of up to 2.0% of the amount you withdraw, but not more than $25.00. In the above example the withdrawal charge will be $8.50 ($425.00 x 2.0%).
We deduct the withdrawal amount from your Account Value on the Valuation Date that your Written Request is received in Good Order at our Administrative Office.
You must state in your request form the dollar amount and corresponding Separate Account Division(s) from which you want the withdrawal made. If you do not specify otherwise, we will withdraw the amount in proportion to your values in the Separate Account Divisions and the non-loaned portion of the GPA. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned Account Value in the GPA.
We will reduce your Account Value by the amount of the withdrawal, which includes the withdrawal charge.
If necessary, we will reduce your certificate’s Supplemental Selected Face Amount and the Base Selected Face Amount upon withdrawal to prevent an increase in the net amount at risk, unless you provide us with satisfactory evidence of insurability. If you do not specify, any decrease will be applied first to the Supplemental Selected Face Amount and then, if necessary, to the Base Selected Face Amount.
Withdrawals may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.
Withdrawal requests will be effective on the Valuation Date we receive the Written Request at our Administrative Office. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date will be effective as of the next Valuation Date. We will normally pay any withdrawal amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are entitled to delay payment of the Withdrawal amount pursuant to applicable law. Please see “Deferral of Payments” in the “Other Certificate Rights and Limitations” section.

Surrenders
You may surrender your certificate to us at any time while the policy is In Force. We will pay you its Surrender Value. To surrender your policy, you must submit a completed surrender form and any other forms we may require.
The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a certificate issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your surrender request will be effective on the next Valuation Date.
There is no surrender charge.
We will normally pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to postpone or suspend surrender payments. Please see “Other Certificate Rights and Limitations” in the “Other Information” section for additional information.
The certificate terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the certificate may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.
Surrender Value
You may surrender your certificate for its Surrender Value at any time while the certificate is In Force and the Insured is alive. The Surrender Value is equal to:
•	the Account Value; less
•	any outstanding Certificate Debt.
Loans
You may take a loan from the certificate once your certificate has been In Force for six months. We charge interest on certificate loans the Certificate Debt. We refer to all outstanding loans plus accrued interest Certificate Debt.
You may repay all or part of your Certificate Debt, but you are not required to do so. We will deduct any outstanding Certificate Debt from the proceeds payable at death or the surrender of the certificate.
Taking a loan from your certificate has several risks:
•	it may increase the risk that your certificate will terminate;
•	it will have a permanent effect your certificate’s Surrender Value;
•	it may increase the amount of premium needed to keep your certificate In Force;
•	it will reduce the death proceeds if the loan is not repaid prior to death; and
•	it has potential adverse tax consequences.
The risks that can result from taking a certificate loan may be reduced if you repay Certificate Debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.
Requesting a Loan
You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the certificate to us as collateral for the loan.
Once we have processed the loan request and deducted the proportionate amounts from the Separate Account Divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a Written Request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the Valuation Date the Written Request is received in Good Order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please see “Loan Interest Charged” below for additional information.

Maximum Loan Amount
The maximum loan amount allowed at any time is equal to:
(1)	100% of your Account Value at the time of the loan; less
(2)	any outstanding Certificate Debt before the new loan; less
(3)	an amount equal to:
(a)	the most recent monthly charges multiplied by
(b)	one plus the number of Monthly Calculation Dates remaining until the next Planned Premium is due.
Payment of Proceeds
Loans will be effective on the Valuation Date we receive your loan request form and all other required documents in Good Order at our Administrative Office. If we receive your request in Good Order on non-Valuation Date or after the end of a Valuation Date, your loan request will be effective as of the next Valuation Date.
On the effective date of the loan, we deduct proportionate amounts from the Separate Account Divisions and/or the GPA (excluding any outstanding loans)and transfer the resulting dollar amounts to the loaned portion of the GPA.
We will pay any loan amounts within seven calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts.
Please see the “Other Certificate Rights and Limitations” sub-section in the “Other Information” section for additional information. Interest Credited on the Loaned Value
When you take a loan, we transfer an amount equal to the loan to the loaned portion of the GPA. This amount earns interest at a rate equal to the greater of:
•	1%, or
•	the certificate loan interest rate less the loan interest rate expense charge, not to exceed 3%.
The loan interest rate expense charge is currently 1%. We guarantee that this charge will not exceed 3%. Loan Interest Rate Charged
We will charge a fixed interest rate on any loan. The interest rate on any loan taken from the Issue Date through the 20th Certificate Anniversary will be 4%. The interest rate on any loan taken after the 20th Certificate Anniversary will be 3.5%.
Interest on certificate loans accrues daily and becomes part of the Certificate Debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each Certificate Anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the Separate Account Divisions and the GPA according to the then current value in those Separate Account Divisions and the GPA and added to the loan. If the certificate’s Account Value cannot cover the loan interest due, the certificate may lapse. Please see the “Certificate Termination and Reinstatement” section.
Effect of a Loan on the Values of the Certificate
A certificate loan negatively affects certificate values because we reduce the death benefit and Surrender Value by the amount of the Certificate Debt.
Also, a certificate loan, whether or not repaid, has a permanent effect on your certificate’s Surrender Value because, as long as a loan is outstanding, a portion of the Account Value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your Surrender Value will be. In addition, if you do not repay a loan, your outstanding Certificate Debt will reduce the death benefit and Surrender Value that might otherwise be payable.
Whenever you reach your Certificate Debt Limit, your certificate is at risk of terminating. Your Certificate Debt Limit is reached when total Certificate Debt exceeds the Account Value. If this happens, we will notify you in writing. Please see “Appendix E –

State Variations of Certain Certificate Features” for state variations pertaining to this provision. The “Certificate Termination and Reinstatement” section explains more completely what will happen if your certificate is at risk of terminating. Please note that certificate termination with an outstanding loan also can result in adverse tax consequences. Please see the “Federal Income Tax Considerations” section for additional information.
Any repayment of Certificate Debt will result in the transfer of certificate Account Value equal to the repayment out of the loaned portion of the Guaranteed Principal Account and the application of that amount to each Separate Account Division and to the non-loaned portion of the Guaranteed Principal Account in accordance with the net allocation in effect.
Repayment of Loans
All or part of your Certificate Debt may be repaid at any time while the Insured is living and while the certificate is In Force. We will increase the death benefit and Surrender Value under the certificate by the amount of the repayment.
A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the Valuation Date it is received in Good Order. If we receive the loan repayment in Good Order on a non-Valuation Date or after the end of a Valuation Date, the loan repayment is effective as of the next Valuation Date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your certificate, the transaction will be deemed void and your loan repayment will be reversed.
Loan repayments will be first applied to pay accrued interest until exhausted and any remainder will be applied to reduce the remaining loan amount. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of any applicable charges. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.
Upon repayment of a certificate loan, we will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment according to the current premium allocation instructions at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the Surrender Value or death benefit.
Certificate Termination and Reinstatement
The certificate will terminate upon the occurrence of any of the following events:
•	the Insured dies;
•	the certificate has been fully surrendered for its Surrender Value;
•	the Certificate Debt Limit is reached; or
•	the Grace Period ends and we have not received the amount of premium necessary to keep the certificate In Force.
The certificate will not terminate simply because you do not make premium payments. In addition, making premium payments will not guarantee that the certificate will remain In Force (for example, if the investment experience of the Funds has been unfavorable, your Surrender Value may decrease even if you make periodic premium payments). If the certificate does terminate, you may be permitted to reinstate it.
Certificate termination could have adverse tax consequences for you. If the certificate is reinstated, any adverse tax consequences that resulted from the certificate termination cannot be reversed. To avoid certificate termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your certificate In Force. For more information on the effect of certificate termination, please see the “Federal Income Tax Considerations” section.
Certificate Termination
We will not terminate your certificate for failure to pay premiums. However, if on a Monthly Calculation Date, the Account Value less any Certificate Debt is insufficient to cover the total monthly deduction, your certificate will enter a Grace Period.
Grace Period
Before your certificate terminates, we allow a Grace Period during which you can pay the amount of premium needed to avoid certificate termination. We will mail to you and any assignee a notice informing you and any assignee of the start of the Grace Period and the amount of premium needed to avoid termination of the certificate.

The Grace Period begins on the date the monthly charges are due. It ends on the later of:
•	61 calendar days after the date the Grace Period begins, or
•	31 calendar days after the date we mail you and any assignee written notice at the last known address shown in our records.
Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this provision.
During the Grace Period, the certificate will stay In Force. If the Insured dies during this period and the amount of premium needed to avoid Certificate Termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid Certificate Termination and any Certificate Debt.
If we do not receive the required payment by the end of the Grace Period, the certificate will terminate without value at the end of the Grace Period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.
During the Grace Period, certain financial transactions cannot be processed (transfers, withdrawals, loans). You must pay the premium due before subsequent financial transactions can be processed.
The Company’s mailing of a certificate termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.
Reinstating Your Certificate
For a period of three years after termination of the certificate, or longer if required by state law, you may be able to reinstate the certificate during the Insured’s lifetime. We will not reinstate the certificate if it has been surrendered for its Surrender Value.
To reinstate your certificate, we will need:
•	a written application to reinstate;
•	evidence, satisfactory to us, that the Insured is still insurable;
•	a premium payment sufficient to keep the policy In Force for three months after reinstatement. The minimum amount of this premium payment will be quoted upon request; and
•	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (please see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).
We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.
The certificate will be reinstated on the Monthly Calculation Date that is on, or next follows, the date we approve your application (Reinstatement Date). We will assess monthly charges due to us upon reinstatement of the certificate as of the Reinstatement Date.
Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to this provision.
Policy After You Reinstate
If you reinstate your certificate, the Total Selected Face Amount will be the same as it was when the certificate terminated. Your Account Value will be:
1.	the premium paid to reinstate your certificate, less
2.	any applicable premium load charge, less
3.	applicable monthly charges due.
If you reinstate your certificate, it may become a MEC under current federal law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.
Reinstatement will not reverse any adverse tax consequences caused by certificate termination unless it occurs within 90 calendar days of the end of the Grace Period. In no situation, however, can adverse tax consequences that are a result of Certificate Debt be reversed.

Federal Income Tax Considerations
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the certificate. The presented is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any certificate. We reserve the right to make changes in the certificate to assure that it continues to qualify as life insurance for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.
This certificate is intended to qualify under Section 7702 of the IRC as a “life insurance contract” for federal tax purposes. To maintain its status as a “life insurance contract” we will monitor the certificate for compliance with the limits established by the IRC. In any Certificate Year, we reserve the right to take any action we deem necessary to maintain the status of the certificate, including the right to refund premium or to distribute to you a portion of the Account Value. We may adjust the applicable limits to reflect any certificate change(s) we permit, but we may also restrict or deny any change to the certificate benefits (such as rider additions, rider removal or reduction, or withdrawals) to the extent required to maintain the certificate’s status.
Certificate Proceeds and Loans
We believe the certificate meets the IRC definition of life insurance. Therefore, the death benefit under the certificate generally is excludible from the Beneficiary’s gross income under federal tax law. If you sell the certificate or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the certificate may become taxable unless an exception applies.
As a life insurance certificate under the IRC, the gain accumulated in the certificate is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the certificate is taxed as ordinary income.
From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the certificate value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
The following information applies only to a certificate that is not a MEC under federal tax law. Please see “Modified Endowment Contracts” later in this section for information about MECs.
As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the certificate. Cost basis equals the sum of the premiums and other consideration paid for the certificate less any prior withdrawals under the certificate that were not subject to income taxation. For example, if your cost basis in the certificate is $10,000, amounts received under the certificate will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.
However, special rules apply to certain withdrawals associated with a decrease in the certificate death benefit. The IRC provides that if:
•	there is a reduction of benefits during the first 15 years after a certificate is issued, and
•	there is a cash distribution associated with the reduction,
you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.
If you surrender the certificate for its Surrender Value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the certificate. For this calculation, the value received is equal to the Account Value, but not reduced by any outstanding Certificate Debt.
Therefore, if there is a loan on the certificate when the certificate is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.
To illustrate how certificate termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the certificate is $10,000, your Account Value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the certificate. If, in this example, you have an outstanding Certificate Debt of $14,000, you would receive a payment equal to the surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 Account Value minus $10,000 cost basis).
The potential that Certificate Debt will cause taxable income from certificate termination to exceed the payment received at termination also may occur if the certificate terminates without value. Factors that may contribute to these potential situations include:
•	amount of outstanding Certificate Debt at or near the maximum loan value;
•	unfavorable investment results affecting your certificate Account Value;
•	increasing monthly certificate charge rates due to increasing Attained Ages of the Insureds ; and
•	high or increasing amount of Insurance Risk, depending on death benefit option and changing Account Value.
One example occurs when the Certificate Debt Limit is reached. If, using the previous example, the Account Value were to decrease to $14,000 due to unfavorable investment results, and the certificate were to terminate because the Certificate Debt Limit is reached, the certificate would terminate without any cash paid to you; but your taxable income from the certificate at that time would be $4,000 ($14,000 Account Value minus $10,000 cost basis). The certificate also may terminate without value if unpaid certificate loan interest increases the outstanding Certificate Debt to reach the Certificate Debt Limit.
To avoid certificate terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your certificate In Force.
You can reduce the likelihood that these situations will occur by considering these risks before taking a certificate loan. If you take a certificate loan, you should monitor the status of your certificate with your registered representative and your tax adviser at least annually, and take appropriate preventative action.
We believe that, under current tax law, any loan taken under the certificate will be treated as Certificate Debt of the Certificate Owner. If your certificate is not a MEC, the loan will not be considered income to you when received.
Interest on certificate loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.
If the Certificate Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned certificate. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain Insureds. The corporate alternative minimum tax (AMT) may apply to the gain accumulated in a certificate held by a corporation. The corporate AMT may also apply to a portion of the amount by which death benefits received exceed the certificate’s Surrender Value on the date of death. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.
Investor Control and Diversification
There are a number of tax benefits associated with variable life insurance policies. Gains on the Net Investment Experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among Separate Account Divisions also are deferred. For these benefits to continue, the certificate must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the Certificate Owner, has control of the investments underlying the various Separate Account Divisions for the certificate to qualify as life insurance.
You may make transfers among Separate Account Divisions, but you may not direct the investments each Separate Account Division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the certificate would no longer qualify as life insurance and you would be taxed on the gain in the certificate as it is earned rather than when it is withdrawn or otherwise accessed.
The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a Certificate Owner can have too much investor control if the variable life certificate offers a large number of investment divisions in which to invest Account Values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to certificates already In Force.

Consequently, we reserve the right to further limit Net Premium allocations and transfers under the certificate, so that it will not lose its qualification as life insurance due to investor control.
In addition, the IRC requires that the investments of the Separate Account Divisions be “adequately diversified” in order for a certificate to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account Divisions, through their underlying investment Funds, will satisfy these diversification requirements.
Modified Endowment Contracts
If a certificate is a Modified Endowment Contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the certificate are taxable to the extent of any income accumulated in the certificate. The certificate income is the excess of the Account Value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the certificate is $10,000 and the Account Value is $15,000, then all distributions up to $5,000 (the accumulated certificate income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.
If any amount is taxable as a distribution of income under a MEC, it may also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Certificate Owners. The penalty tax will not apply to distributions:
•	made on or after the date the taxpayer attains age 59½; or
•	made because the taxpayer became disabled; or
•
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s Beneficiary. These payments must be made at least annually.

A certificate is a MEC if it satisfies the IRC definition of life insurance but fails the “7-Pay Test.” A certificate fails this test if:
(1)	the accumulated amount paid under the certificate at any time during the first seven contract years exceeds
(2)	the total premiums that would have been payable at that time for a certificate providing the same benefits guaranteed after the payment of seven level annual premiums.
A life insurance policy will always be treated as a MEC if it is issued as part of an IRC section 1035 tax-free exchange from a life insurance policy that was already a MEC.
If certain changes are made to a certificate, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-Pay testing period, we will retest the certificate using the lower benefit amount from the start of that testing period. If the reduction in death benefit causes the certificate to fail the 7-Pay Test for any prior Certificate Year, the certificate will be treated as a MEC beginning in the Certificate Year in which the reduction takes place.
Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.
We will retest whenever there is a “material change” to the certificate while it is In Force. If there is a material change, a new 7-Pay Test period begins at that time. The term “material change” includes certain increases in death benefits.
Since the certificate provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new 7-Pay Test period or cause the certificate to become a MEC.
Once a certificate fails the 7-Pay Test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the certificate. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the certificate’s failing the 7-Pay Test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the certificate’s becoming a MEC, shall be treated as received in anticipation of failing the 7-Pay Test. However, such written authority has not yet been issued.
Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular certificate. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same Certificate Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations
A change of the Certificate Owner or an Insured, or an exchange or assignment of the certificate, may cause the Certificate Owner to recognize taxable income.
The impact of federal income taxes on values under the certificate and on the benefit to you or your Beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Certificate Owner or Beneficiary.
Qualified Plans
The certificate may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a certificate with such plans are complex, you should not use the certificate in this way until you have consulted a competent tax adviser. You may not use the certificate as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.
Employer-Owned Policies
The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:
•	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);
•	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and
•	under which the certificate holder is directly or indirectly a Beneficiary.
The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:
(1)	the employer intends to insure the employee’s life;
(2)	the maximum face amount for which the employee could be insured at the time the contract was issued; and
(3)	the employer will be the Beneficiary of any proceeds payable on the death of the employee.
Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.
The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.
Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:
•	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);
•	The Insured was an employee at any time during the 12-month period before his or her death;
•
The proceeds are paid to a member of the Insured’s family, an individual who is the designated Beneficiary of the Insured under the contract, a trust established for the benefit of any such member of the family or designated Beneficiary, or the Insured’s estate; or

•	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.
Business Uses of Certificate
Businesses can use the certificates in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and non-exempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Tax Shelter Regulations
Prospective Certificate Owners that are corporations should consult a tax adviser about the treatment of the certificate under the Treasury Regulations applicable to corporate tax shelters.
Alternative Minimum Tax
If the Certificate Owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Certificate Owner. Regulations issued under the IRC may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS.
Withholding
To the extent that certificate distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
Income received by residents of Puerto Rico under life insurance certificates issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies.
In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:
•	proof of residency (in accordance with IRS requirements); and
•	the applicable taxpayer identification number.
If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

Sales to Third Parties
If you sell your certificate to a viatical settlement provider, and the Insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.
However, the sale of your certificate to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your certificate. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.
Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property.
Under final regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your certificate.
Other Information
Other Certificate Rights and Limitations
Right to Assign the Certificate
Generally, you may assign the certificate as collateral for a loan or other obligation, subject to any outstanding Certificate Debt. We will refuse or accept any request to assign the certificate on a non-discriminatory basis. Please refer to your certificate. For any assignment we allow to be binding on us, we must receive, in Good Order, written notice of the assignment and a signed copy of it in proper form at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your certificate, certain of your rights may only be exercised with the consent of the assignee of record. Please see “Appendix E – State Variations of Certain Certificate Features” for state variations pertaining to assignment of the certificate.
Possible Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a Certificate Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your certificate to government regulators.
Delay of Payment of Proceeds from the GPA
We may delay payment of any surrenders, withdrawals and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.
If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate used for interest on death proceeds.
Delay of Payment of Proceeds from the Separate Account
We may suspend or postpone transfers from the Separate Account Divisions, or delay payment of any surrenders, withdrawals, loan proceeds, and death benefits from the Separate Account during any period when:

•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings;
•	trading is restricted by the SEC;
•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or
•	the SEC, by order, permits us to delay payment in order to protect our Certificate Owners.
If, pursuant to SEC rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation by the Fund, we will delay payment of any transfer, withdrawal, surrender, loan, or death benefit from a money market division until the Fund is liquidated.
Distribution
The certificates are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the certificates sold by its registered representatives, and MML Distributors serves as principal underwriter of the certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
Both MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the certificates.
Commissions and Allowances Paid to MMLIS and Broker-Dealers
Commissions are paid to MMLIS and all broker-dealers involved in the sale of the certificate. Commissions for sales of the certificates by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.
Commissions for sales of the certificates by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers.
Commissions are a percentage of the premium paid under the certificates. Commissions will not exceed 30% of premiums, plus 0.20% of the certificate’s average annual Variable Account Value.
Additional Compensation Paid to MMLIS
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this certificate may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the certificate by their registered representatives.
Additional Compensation Paid to Certain Broker-Dealers
In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The broker-dealers may use these payments for any reason, including helping offset the costs of the conference or educational seminar.
We may also make cash payments to broker-dealers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of support being provided. These payments are not made in connection with the sale of specific certificates.

These additional payments are not offered to all broker-dealers and the terms of these arrangements may differ. Any such payments will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such payments and may influence the way that a broker-dealer markets the policy.
Compensation in General
The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this certificate over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this certificate.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain Funds to help us make these cash and non-cash payments.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a certificate.
Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the policies).
Computer System, Cybersecurity, and Service Disruption Risks
The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.
The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners' computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.
Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of contract- related transactions (including the processing of orders from Certificate Owners and orders with the Funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.
While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the certificates.
For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the SAI.
Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Certificate Owners, Insureds, Beneficiaries, and any other payees of proceeds from a certificate. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.
Financial Statements
We encourage both existing and prospective owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

Appendix A
Funds Available Under the Certificate
The following is a list of Funds currently available under the certificate. This list of Funds is subject to change, as discussed in the prospectus for the certificate. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/SGVULII. You can also request this information at no cost by calling (800) 548-0073 or sending an email request to LCMClientServices@MassMutual.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your certificate may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Fund Type	Fund and Adviser/Sub-adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Initial Class) (1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	___%	___%	___%	___%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class I) (1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	___%	___%	___%	___%
Asset Allocation	MML Balanced Allocation Fund (Initial Class) (1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	___%	___%	___%	___%
Asset Allocation	MML Conservative Allocation Fund (Initial Class) (1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	___%	___%	___%	___%
Asset Allocation	MML Growth Allocation Fund (Initial Class) (1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	___%	___%	___%	___%
Asset Allocation	MML Moderate Allocation Fund (Initial Class) (1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	___%	___%	___%	___%
Money Market	MML U.S. Government Money Market Fund (Initial Class) (2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	___%	___%	___%	___%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	___%	___%	___%	___%
Fixed Income	MML Total Return Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management LLC	___%	___%	___%	___%
Fixed Income	MML Dynamic Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: DoubleLine Capital LP	___%	___%	___%	___%

Fund Type	Fund and Adviser/Sub-adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Fixed Income	MML High Yield Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	___%	___%	___%	___%
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	___%	___%	___%	___%
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	___%	___%	___%	___%
Fixed Income	MML Short-Duration Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	___%	___%	___%	___%
Balanced	MML Blend Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	___%	___%	___%	___%
Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	___%	___%	___%	___%
Large Cap Value	MML Fundamental Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.	___%	___%	___%	___%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	___%	___%	___%	___%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC	___%	___%	___%	___%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	___%	___%	___%	___%
Large Cap Blend
Fidelity® VIP Contrafund® Portfolio (Service Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited
		___%	___%	___%	___%
Large Cap Blend	MML Focused Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	___%	___%	___%	___%
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	___% *	___%	___%	___%

Fund Type	Fund and Adviser/Sub-adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Blend	MML Growth & Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	___%	___%	___%	___%
Large Cap Growth	MML American Funds Growth Fund (Service Class I) (3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	___%	___%	___%	___%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Associates, Inc.	___%	___%	___%	___%
Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	___%	___%	___%	___%
Small/Mid Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	___%	___%	___%	___%
Small/Mid Cap Value	MML Small Company Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	___%	___%	___%	___%
Small/Mid Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	___%	___%	___%	___%
Small/Mid Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	___%	___%	___%	___%
Small/Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	___%	___%	___%	___%
Small/Mid Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP	___%	___%	___%	___%
Small/Mid Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP	___%	___%	___%	___%
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	___%	___%	___%	___%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	___%	___%	___%	___%
International/Global	MML American Funds International Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	___%	___%	___%	___%

Fund Type	Fund and Adviser/Sub-adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel & Walmsley LLC	___%	___%	___%	___%
International/Global	MML Global Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	___%	___%	___%	___%
International/Global	MML International Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.	___%	___%	___%	___%
International/Global	MML Strategic Emerging Markets Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	___%	___%	___%	___%
Specialty(4)	Delaware Ivy VIP Asset Strategy (Class II) Adviser: Ivy Investment Management Company Sub-Adviser: N/A	___%	___%	___%	___%
Specialty(4)	MML Managed Volatility Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	___%	___%	___%	___%
(1)
These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A Fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

(2)
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the Separate Account Division that invests in this Fund could be negative.

(3)
The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A Fund offered in a master-feeder structure may have higher expenses than those of a Fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectus for more information about this “feeder” fund.

(4)
Specialty funds are an all-encompassing equity category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

*
These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Owners and will continue past the current year.

Appendix B
Hypothetical Examples of the Impact of Minimum Death Benefit
Example I
Assume the following:
•	Death Benefit Option A
•	Face Amount is $500,000
•	Account Value is $50,000
•	No Policy Debt
•	Insured’s Attained Age is 45
•	Death Benefit Factor is 2.15
The death benefit for death benefit option A is the greater of the Face Amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the Account Value times the death benefit factor.
The death benefit will be $500,000 based on the greater of:
•	$500,000 or
•	$50,000 x 2.15 = $107,500
Example II
Assume the following:
•	Death Benefit Option A
•	Face Amount is $500,000
•	Account Value is $250,000
•	No Policy Debt
•	Insured’s Attained Age is 45
•	Death Benefit Factor is 2.15
The death benefit for death benefit option A is the greater of the Face Amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the Account Value times the death benefit factor.
The death benefit will be $500,000 based on the greater of:
•	$500,000 or
•	$250,000 x 2.15 = $527,500

Hypothetical Examples of the Impact of the Account Value and Premiums
Example I – Death Benefit Option A
Assume the following:
•	Face Amount is $1,000,000
•	Account Value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
Based on these assumptions,
•	The death benefits is $1,000,000
If the Account Value increases to $80,000 and the minimum death benefit increases to $350,400
•	The death benefits is $1,000,000
If the Account Value decreases to $30,000 and the minimum death benefit increases to $131,400
•	The death benefits is $1,000,000
Example II – Death Benefit Option B
Assume the following:
•	Face Amount is $1,000,000
•	Account Value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
Based on these assumptions,
•	The death benefits is $1,050,000 (Face Amount plus Account Value)
If the Account Value increases to $80,000 and the minimum death benefit increases to $350,400
•	The death benefits is $1,080,000
If the Account Value decreases to $30,000 and the minimum death benefit increases to $131,400
•	The death benefits is $1,030,000
Hypothetical Examples of Death Benefit Option Changes
Example I – Change from Death Benefit Option B to Death Benefit Option A
For a change from Option B to Option A, the Face Amount is increased by the amount of the Account Value on the effective date of the change.
For example, if the policy has a Face Amount of $500,000 and an Account Value of $25,000, the death benefit under Option B is equal to the Face Amount plus the Account Value, or $525,000. If you change form Option B to Option A, the death benefit under Option A is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the Face Amount will be increased from $500,000 under Option B to $525,000 under Option A and the death benefit after the change will remain at $525,000.
Example II – Change from Death Benefit Option A to Death Benefit Option B
For a change from Option A to Option B, the Face Amount will be decreased by the amount of the Account Value on the effective date of the change.
For example, if the policy has a Face Amount of $700,000 and an Account Value of $25,000, the death benefit under Option A is equal to the Face Amount, or $700,000. If you change form Option A to Option B, the death benefit under Option B is equal to the policy Face Amount plus the Account Value. Since the death benefit under the policy does not change as the result of a death benefit option change, the Face Amount will be increased by $25,000 to $675,000, and the death benefit under Option B after the change will remain at $700,000.

Appendix C
Hypothetical Example – Accelerated Death Benefit for Terminal Illness
Below is an example showing the impact of accelerating the death benefit due to a terminal illness.
Policy details prior to the acceleration of the death benefit:
•	Death Benefit is $500,000.
•	Face Amount is $500,000.
•	Account Value is $50,000.
•	Policy debt is $15,000.
•	Net Surrender Value is $35,000.
•	Net Death Benefit Payable $485,000.
•	No prior accelerations of death benefit.
•	No due or unpaid premiums.
The insured is terminally ill as defined in the rider and the Owner requests to accelerate $100,000 of death benefit.
The Accelerated Death Benefit Payment is then calculated as follows:
•	Maximum Amount of Accelerated Payment: = [min (75% x $485,000, $250,000) less Loan Repayment
○	[75% x $485,000] = $363,750
○	$250,000.00 is less than $375,000
•	Amount to Be Accelerated: = [min (Maximum Amount of Accelerated Payment, requested amount for acceleration) – administrative fee
○	$100,000 requested for acceleration is less than $250,000
○	Less administrative fee –$250
○	Accelerated Death Benefit Payment is $99,750.00
Impact on policy values:
	Policy Values Before Acceleration	Policy Values After Acceleration
Death Benefit	$500,000	$500,000
Face Amount	$500,000	$500,000
Account Value	$50,000	$50,000
Policy Debt	$15,000	$15,000
Lien	$0	$100,000
Death Benefit Payable	$485,000	$385,000

Appendix D
Hypothetical Example – Overloan Protection Rider
Below is an example showing the impact of exercising this rider.
Assuming the following:
•	The policy is in Policy Year 21, policy month 1.
•	The Insured is Attained Age 80.
•	The policy is not a MEC.
•	The policy is issued under the Guideline Premium Test.
•	The policy’s Death Benefit Option is Option 2.
•	The Account Value immediately preceding the activation of the Overloan Protection Rider is $125,000.
•	The loaned Account Value immediately preceding the activation of the Overloan Protection Rider is $120,000.
•	Activating the Overloan Protection Rider will not cause the policy to become a MEC or fail the Guideline Premium Test.
•	All amounts that may be withdrawn from the policy without the imposition of federal income tax have been taken as withdrawals prior to exercise of the rider.
Upon exercising the Overloan Protection Rider:
•	The one-time rider charge is deducted: = [Account Value x Overloan Protection Rider charge] = [$125,000 x 3.19%] = $3,987.50
•
The Overloan Rider Trigger is met. The Overloan Rider Trigger point is 96.00% for Attained Age 80. The ratio of the Policy Deb to the Account Value = [loaned Account Value/Account Value] = [$120,000/$125,000] = 96.00%. 96.00% >= 96.00%.

•	The Death Benefit Option will be changed to A if it is currently B.
•	All other riders will terminate.
•
The remaining non-loaned Account Value is the Account Value less the Polciy Debt less the one-time rider charge. The non-loaned Account Value = [Account Value – loaned Account Value – Overloan Protection Rider charge] = [$125,000 – $120,000 – $3,987.50] = $1,012.50. This amount is transferred to the GPA and will accrue interest at not less than the policy’s guaranteed minimum interest rate for the GPA.

•	The policy becomes paid-up policy and the Selected Face Amount = [Account Value after the rider charge is taken x Minimum Death Benefit factor] = [($125,000 – $3,987.50) x 105%] = $127,063.13.
•
Going forward, the net Death Benefit will be equal to the greater of the Face Amount and the Minimum Death Benefit, less Policy Debt. The net Death Benefit immediately following exercise of the rider = [new Face Amount – Policy Debt] = [$127,063.13 – $120,000] = $7,063.13.

•	The Policy Debt of $120,000 will continue to accrue interest at the applicable rate and the loaned Account Value of $120,000 will continue to be credited with interest at the applicable rate.

Appendix E – State Variations of Certain
Certificate Features
The following chart describes the material variation of certain features and/or benefits of the Certificate in states where the Certificate has been approved as of the date of the prospectus.
State	Feature	Variation
Arizona	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Suicide Exclusion	Removed limited benefit for suicide that occurs within two years of reinstatement of the Certificate.
	Spouse Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.

Under no circumstances will we contest the validity of insurance on the Insured Spouse after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

	Children’s Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.

Under no circumstances will we contest the validity of insurance on the Insured Child after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

California	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Waiver of Monthly Charges Rider	Removed exclusion of total disability caused by military service.
Loss of speech or loss of hearing in both ears qualifies as total disability, even if the Insured is able to work.
Benefits do not terminate upon Attained Age 65 if total disability began prior to Attained Age 60.
	Accidental Death Benefit Rider	Removed exclusion of total disability caused by military service.
Accelerated Death Benefit for Terminal Illness Rider
The Owner may request an accelerated death benefit payment of either:

Option A: 75% of the Eligible Amount; or
Option B: 50% of the Eligible Amount

If the Owner elects Option B, the Owner may request one additional accelerated death benefit payment equal to 50% of the Eligible Amount in effect at the time the additional request is made.

State	Feature	Variation
Colorado	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Suicide Exclusion	Limited benefit will be paid if Insured commits suicide within one year after Certificate Issue Date or the effective date of reinstatement of the Certificate.
	Spouse Level Term Rider	Limited benefit will be paid if Insured Spouse commits suicide within one year after rider issue date or the effective date of reinstatement of the rider.

Under no circumstances will we contest the validity of insurance on the Insured Spouse after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

	Children’s Level Term Rider	Limited benefit will be paid if Insured Child commits suicide within one year after rider issue date or the effective date of reinstatement of the rider.

Under no circumstances will we contest the validity of insurance on the Insured Child after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

District of Columbia	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

Florida	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

Continuation of Insurance
If the Policy under which the Certificate is issued, the Company will provide written notice to the Certificate Owner and the Certificate Owner has 31 days to notify the Company of his/her election to continue the Certificate.

	Conversion	Offers the ability to convert to a term life insurance policy.
	Accelerated Benefits for Terminal Illness Rider	The fee to exercise this rider will not exceed $100.
Spouse Level Term Rider
Under no circumstances will we contest the validity of insurance on the Insured Spouse after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

State	Feature	Variation
Children’s Level Term Rider
Under no circumstances will we contest the validity of insurance on the Insured Child after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

Illinois	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Accelerated Benefits for Terminal Illness Rider	For purposes of this rider, you are consider to have a terminal illness if you are not expected to live more than 24 months after the date of diagnosis.
Indiana	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

Maryland	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Conversion	Offers the ability to convert to a term life insurance policy.
	Suicide	Removed limited benefit for suicide that occurs within two years of reinstatement of the Certificate.
	Spouse Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.

Under no circumstances will we contest the validity of insurance on the Insured Spouse after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

	Children’s Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.
Insured Child does not have to have been discharged from hospital after birth to qualify as an Insured Child.
The amount of benefit under this rider will be one-half the Amount of Term Insurance if the death occurs more than 14 but less than 15 days after the Insured Child’s date of death.

Under no circumstances will we contest the validity of insurance on the Insured Child after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

State	Feature	Variation
Massachusetts	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Free Look	60 days for replacements.
	Accidental Death Benefit Rider	Removed exclusion of total disability caused by military service.
Spouse Level Term Rider
Under no circumstances will we contest the validity of insurance on the Insured Spouse after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

Children’s Level Term Rider
Under no circumstances will we contest the validity of insurance on the Insured Child after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

Missouri	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Suicide	Limited benefit will be paid if Insured commits suicide within one year after Certificate Issue Date or the effective date of reinstatement of the Certificate.
	Spouse Level Term Rider	Limited benefit will be paid if Insured Spouse commits suicide within one year after rider issue date or the effective date of reinstatement of the rider.
	Children’s Level Term Rider	Limited benefit will be paid if Insured Child commits suicide within one year after rider issue date or the effective date of reinstatement of the rider.
	Requirements to Reinstate	To reinstate the certificate, a premium payment equal to the monthly charges due on the Monthly Calculation Date which is on, or next follows, the date of reinstatement must be made.
Waiver of Monthly Charges Rider
Total disability must have lasted at least 180 consecutive days, begun while the rider and certificate were in force, and begun before the Certificate Anniversary Date that is on or next follows the Insured’s 65th birthday.

Montana	When We Pay Death Benefit	The death benefit will be paid within 60 days after the date we receive at our Administrative Office due proof of the Insured’s death, and any other requirements necessary for us to make payment.

State	Feature	Variation
Interest on Death Benefit
If the death benefit is not paid within 30 days after the date we receive due proof of the Insured’s death, we will add interest from the date of the Insured's death to the date of a lump sum payment. The amount of interest will be computed using an effective annual rate not less than 3% or, if greater, the monthly average discount rate on 90-day AA asset-backed commercial paper in effect at the federal reserve bank in the ninth federal reserve district at the time proof of death is received.

Continuation of Insurance
If the Policy under which the Certificate is issued, the Company will provide written notice to the Certificate Owner and the Certificate Owner has 31 days to notify the Company of his/her election to continue the Certificate.

	Conversion	Offers the ability to convert to a term life insurance policy.
New York	Assignment	Certificate may be assigned without Company approval.
	Owner Change	Owner may be changed without Company approval.
	Spouse Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.
	Children’s Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.
Insured Child does not have to have been discharged from hospital after birth to qualify as an Insured Child.
	Right to Surrender	At least once each Certificate Year, the Owner has the option to transfer all of the variable account value to the GPA and surrender the Certificate for level paid-up life insurance.
Certificate Debt Limit
To terminate the Certificate because the Certificate Debt Limit has been reached, we must, within 30 days following the date the limit is reached, mail written notice to the Owner and any assignee shown on our records at their last known addresses

	Conversion	Offers the ability to convert to a term life insurance policy.
	Overloan Protection Rider	Not available.
	Waiver of Monthly Charges	Removed exclusions of total disability caused by drugs or felony.
North Carolina	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Free Look Period	The later of 45 days from the date you submit the application or 10 days after you receive the certificate.
	Conversion	Offers the ability to convert to a term life insurance policy.

State	Feature	Variation
Ohio	Free Look	30 days for replacements.
	Death Benefit	If no Beneficiary designated under this Certificate survives the Insured, the Beneficiary will be the Owner, or if the Owner is not living, the Owner’s estate.
	Conversion	Offers the ability to convert to a term life insurance policy.
	Accelerated Benefits for Terminal Illness Rider	Terminal illness may be diagnosed before the Certificate is In Force.
Oklahoma	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Free Look	Company will pay interest on premium that is not returned within 30 days from the date of cancellation.
	Accidental Death Benefit Rider	Removed exclusion of total disability caused by war.
	Waiver of Monthly Charges Rider	Removed exclusion of total disability caused by war.
South Carolina	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Suicide Exclusion	Removed limited benefit for suicide that occurs within two years of reinstatement of the Certificate.
	Spouse Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.

Under no circumstances will we contest the validity of insurance on the Insured Spouse after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

	Children’s Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.

Under no circumstances will we contest the validity of insurance on the Insured Child after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

Tennessee	Suicide Exclusion	Removed limited benefit for suicide that occurs within two years of reinstatement of the Certificate.
	Spouse Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.
	Children’s Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.

State	Feature	Variation
Texas	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Assignment	Certificate may be assigned without Company approval.
	Owner/Beneficiary Changes	Owner may be changed without Company approval.
	Death Benefit	If no Beneficiary designated under this Certificate survives the Insured, the Beneficiary will be the Owner, or if the Owner is not living, the Owner’s estate.
	Conversion	Offers the ability to convert to a term life insurance policy.
	Accidental Death Benefit Rider	Removed exclusion of total disability caused by war.
	Waiver of Monthly Charges Rider	Removed exclusion of total disability caused by war.
	Accelerated Death Benefit for Terminal Illness	The maximum percentage that may be accelerated is 75% of the Eligible Amount.

The amount of payment under this rider will be equal to:
 • The percentage of Eligible Amount requested to be accelerated; multiplied by
 • The Eligible Amount; multiplied by
 • A discount factor of 1 / (1+ i); less
 • A fee of not more than $150.

Where i is an interest rate that will not exceed the greater of: • The current yield on ninety day Treasury Bills; or • The current maximum statutory adjustable policy loan interest rate.
	Spouse Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.
	Children’s Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.

State	Feature	Variation
Virginia	Contestability
Under no circumstances will we contest the validity of the Certificate after it has been in force for a period of two years from: the Issue Date, the date a Certificate change requiring evidence of insurability takes effect, or the date of reinstatement (if evidence of insurability is required to reinstate the Certificate).

	Suicide Exclusion	Removed limited benefit for suicide that occurs within two years of reinstatement of the Certificate.
	Spouse Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.

Under no circumstances will we contest the validity of insurance on the Insured Spouse after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

	Children’s Level Term Rider	Removed limited benefit for suicide that occurs within two years of reinstatement of the rider.

Under no circumstances will we contest the validity of insurance on the Insured Spouse after it has been in force for a period of two years from: the rider issue date or the effective date of reinstatement of the rider.

	Grace Period	61 days.
	Conversion	Offers the ability to convert to a term life insurance policy.

The SAI contains additional information about the Separate Account and the certificate. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.
Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:
MassMutual Customer Service Center
PO Box 2488
Springfield, MA 01101-2488
(800) 548-0073
You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.
Investment Company Act file number: 811-08075
Securities Act file number: 333-206438
Class (Contract) Identifier: C000161953

STATEMENT OF ADDITIONAL INFORMATION
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)
MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)
Strategic Group Variable Universal Life® II
May 1, 2022
This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2022 for the Strategic Group Variable Universal Life® II (GVUL II) certificate. The GVUL II certificate and its prospectus may be referred to in this SAI.
For a copy of the GVUL II prospectus, contact your registered representative, our Administrative Office by mail at Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, 1295 State Street, PO Box 2488, Springfield, Massachusetts 01101-2488, or by phone (800) 548-0073, by fax at (413) 226-4054, or by email at LCMClientServices@MassMutual.com, or access the internet at www.MassMutual.com, or access the Securities and Exchange Commission website at www.sec.gov.

	SAI	Prospectus
General Information and History	2
Company	2	18
The Separate Account	2	19
Services	2
Additional Information About the Operation of the Certificate and the Registrant	2
Purchase of Shares in the Funds	2
Annual Reports	2
Underwriters	3	59
Commissions	3	59
Additional Information	4
Underwriting Procedures	4
Premium Load Charge	4	12
Special Purchase Plans – Reduction of Charges	4	25
Increases in Selected Face Amounts	4	38
Performance Data	5
Experts	5
Financial Statements	5	61
The Registrant	5
The Depositor	5
1

GENERAL INFORMATION AND HISTORY
Company
In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.
MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
The Separate Account
The Company’s Board of Directors established Massachusetts Mutual Variable Life Separate Account I (Separate Account) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.
The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the certificates. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the certificates. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.
SERVICES
The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account (GPA), the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the certificates, and the Divisions of that segment. The Company’s principal business address is 1295 State Street, Springfield, Massachusetts 01111-0001.
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CERTIFICATE AND THE REGISTRANT
Purchase of Shares in the Funds
Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.
Because the Funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the Fund’s board will notify the insurers and take appropriate action to eliminate the conflict.
Annual Reports
Each year within 30 calendar days after the Certificate Anniversary, we will provide the Certificate Owner a report showing the following certificate information:
•	the Account Value at the beginning of the previous Certificate Year;
•	all premiums paid since that time;
•	all additions to and deductions from the Account Value during the Certificate Year; and
•	the Account Value, death benefit, Surrender Value and Certificate Debt as of the current Certificate Anniversary.
This report may contain additional information if required by any applicable law or regulation.
2

UNDERWRITERS
The certificates are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the certificates sold by its registered representatives, and MML Distributors serves as principal underwriter for the certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MML Distributors is located at 100 Bright Meadow Boulevard, Enfield, CT 06082-1981. MMLIS and MML Distributors are registered with the SEC as broker- dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).
During the last three years, MMLIS and MML Distributors were paid the compensation amounts shown below for their actions as principal underwriters for the certificates described in the prospectus.
Year	MMLIS	MML Distributors
2021	$_____	$_____
2020	$3,117	$818
2019	$149	$832
Commissions
Commissions for sales of the certificates by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the certificates by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers.
During the last three years, commissions as described in the prospectus were paid by MassMutual through MMLIS and MML Distributors as shown below.
Year	MMLIS	MML Distributors
2021	$_____	$_____
2020	$25,336	$39,395
2019	$33,680	$45,565
MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of FINRA (selling brokers). We sell the certificate through agents who are licensed by state insurance officials to sell the certificate and are registered representatives of a selling broker.
We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the certificates. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the certificates.
Agents or selling brokers who sell the certificate receive commissions as a percentage of the premium paid. General agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 30% of premiums, plus 0.20% of the certificate’s average annual Variable Account Value.
We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual certificates are eligible for additional compensation. General agents and district managers who are registered representatives may also receive commission overrides, allowance and other compensations.
Agents and general agents may receive commissions at lower rates on certificates sold to replace existing insurance issued by MassMutual or any of its subsidiaries.
We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the certificates compensation based on premium payments for the certificates. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.
While the compensation we pay to broker-dealers for sales of certificates may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the certificates.
The offering is on a continuous basis.
3

ADDITIONAL INFORMATION
Underwriting Procedures
Before we issue a certificate to an individual evidencing insurance under a group universal life insurance policy offered by MassMutual, we will require evidence of insurability. This means that:
1.	you must complete an application and submit it to our Administrative Office; and
2.	we may require that the Insured have a medical examination.
Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
Insurance charges will be determined on each Certificate Anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the certificate specifications pages.
•
For certificates issued after December 31, 2019, these rates are based on 150% of the Ultimate 2017 Commissioners’ Standard Ordinary Mortality Table and age of the Insured based on his/her last birthday (80% male).

•
For certificates issued on or before December 31, 2019, these rates are based on 150% of the Ultimate 2001 Commissioners’ Standard Ordinary Mortality Table and age of the Insured based on his/her last birthday (80% male).

Premium Load Charge
We deduct a premium load charge from your premium for federal and state taxes, where applicable, and the expenses related to the sale and distribution of the certificates. The premium load charge varies for each employer group depending on:
•	group enrollment procedures selected by the employer;
•	total group premium paid by the employer; and
•	the size of the employer group.
We may increase or decrease the current premium load charge; however, it will never exceed the maximum premium load charge which is 10% of each premium.
Special Purchase Plans – Reduction of Charges
We may reduce or eliminate certain charges (premium load charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain groups, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:
•	the number of Insureds;
•	the total premium expected to be paid;
•	total assets under management for the Group Policy owner;
•	the nature of the relationship among individual Insureds;
•	the purpose for which the certificates are being purchased;
•	the expected persistency of individual certificates; and
•	any other circumstances which are rationally related to the expected reduction in expenses.
The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Certificate Owners which reflects differences in costs of services. Any reduction in charges may be discontinued after termination of employment or other relationship or if the employer is no longer sponsoring the program.
Increases in Selected Face Amount
Additional coverage acquired in accordance with an increase in face amount will incur cost of insurance charges on the same basis as the original certificate. Following an increase in face amount, Account Values and premium payments are applied to the total contract, with no distinct assignment to the original certificate and the increased portion. For increases in Base and/or Supplemental Selected Face Amount, we will require evidence of insurability based on our underwriting rules. We reserve the right to reject an application for an increase in Base and/or Supplemental Selected Face Amount for any reason.
4

PERFORMANCE DATA
From time to time, we may report actual historical performance of the investment funds underlying each Division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the mortality and expense risk charge, any deductions from premiums, monthly charges assessed against the Account Value of the certificate, or other certificate charges. If these expenses and charges were deducted, the rates of return would be significantly lower.
The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the certificate. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. Performance will include periods before the certificate was available for sale.
We currently post investment performance reports for Strategic Group Variable Universal Life II on our website at www.MassMutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at (800) 548-0073, Monday – Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.
We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.
EXPERTS
To come.
FINANCIAL STATEMENTS
The Registrant
Report of Independent Registered Public Accounting Firm Statement of Assets and Liabilities as of December 31, 2021
Statements of Operations and Changes in Net Assets for the years ended December 31, 2021 and 2020
Notes to Financial Statements
The Depositor
Independent Auditors’ Report
Statutory Statements of Financial Position as of December 31, 2021 and 2020
Statutory Statements of Operations for the years ended December 31, 2021, 2020 and 2019
Statutory Statements of Changes in Surplus for the years ended December 31, 2021, 2020 and 2019
Statutory Statements of Cash Flows for the years ended December 31, 2021, 2020 and 2019
Notes to Statutory Financial Statements
5

PART C
OTHER INFORMATION
Item 30. Exhibits
Exhibit (a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account *

Exhibit (b)	Not Applicable

Exhibit (c)	i.
Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.
Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated December 16, 2014 by and between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I *

	iii.	Template for Insurance Products Distribution Agreement (MMLD) (Version 04/15) *

Exhibit (d)	i.	Form of Group Flexible Premium Variable Adjustable Life Insurance Policy – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	ii.	Form of Group Flexible Premium Variable Adjustable Life Insurance Certificate, as amended *

	iii.	Accelerated Benefits For Terminal Illness Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	iv.	Accidental Death Benefit Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	v.	Children’s Level Term Insurance Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	vi.	Overloan Protection Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	vii.	Spouse Level Term Life Insurance Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	viii.	Waiver of Monthly Charges Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

Exhibit (e)	i.
Group Flexible Premium Variable Adjustable Life Insurance – Employer Master Application & Temporary Life Insurance Agreement – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	ii.	Group Flexible Premium Variable Adjustable Life Insurance Policy – Employee Application – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	iii.	Group Flexible Premium Variable Adjustable Life Insurance Policy – Insurance Enrollment Form – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

Exhibit (f)	i.
Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.
By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (g)	Reinsurance Contracts

	i.	Hannover Life Reassurance Company of America

a.
Automatic YRT Agreement effective December 1, 2015 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-206438 filed April 27, 2016

1.
Amendments effective May 7, 2018, October 1, 2018, October 1, 2018, January 1, 2019, August 1, 2019 and January 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-206438 filed April 28, 2020

	ii.	Swiss Re Life & Health America Inc.

a.
Automatic YRT Agreement effective December 1, 2015 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-206438 filed April 27, 2016

			1.	Amendments effective October 1, 2018 and August 1, 2019 *

			2.	Amendments effective May 7, 2018, January 1, 2019 and January 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-206438 filed April 28, 2020

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

		a.	AIM Funds (Invesco Funds)

1.
Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				i.	Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				ii.	Amendment No. 2 effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				iii.	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				iv.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A *

2.
Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

				i.	Amendment No. 1 dated May 24, 2019 *

3.
Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

b.	Fidelity Funds

1.
Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

		i.	First Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

		ii.	Amendment dated January 21, 2019 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed April 25, 2019

		iii.	Amendment dated October 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		iv.	Amendment dated March 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

2.
Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to initial Registration Statement to Registration Statement No. 333-259818 filed September 27, 2021

3.
Service Contract dated January 1, 2004 (Fidelity Distributors Company LLC, MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		ii.	Second Amendment dated May 22, 2017 *

		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement to Registration Statement No. 333-259818 filed September 27, 2021

		iv.	Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) *

	4.	Service Agreement dated October 1, 1999 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	Amendment dated May 22, 2017 *

		ii.	Second Amendment dated December 13, 2017 – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018

		iii.	Third Amendment dated January 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021

c.	Ivy Funds

1.
Participation Agreement dated as of October 25, 2012 (Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

			i.	First Amendment dated January 18, 2013 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

			ii.	Second Amendment dated June 12, 2015 *

			iii.	Third Amendment dated February 18, 2016 *

			iv.	Fourth Amendment dated October 1, 2016 *

			v.	Fifth Amendment dated March 1, 2017 *

		2.	Services Agreement dated October 25, 2012 by and among Waddell & Reed, Inc., Massachusetts Mutual Life Insurance Company and MML Distributors, LLC *

			i.	Amendment No. 1 effective April 1, 2014 *

			ii.	Amendment No. 2 effective April 15, 2015 *

			iii.	Amendment No. 3 dated October 1, 2016 *

	d.	MML Funds

1.
Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			ii	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

		ix.	Ninth amendment dated June 2, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255825 filed August 24, 2021

e.	MML II Funds

1.
Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

		xi.	Eleventh Amendment dated June 2, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255825 filed August 24, 2021

	ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)

a.
AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

1.
AIM Amendment No. 1 to Shareholder Information Agreement dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020

b.
Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

c.
Ivy Funds Variable Insurance Portfolios Amended and Restated Agreement dated November 13, 2012 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

d.
MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

e.
MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered **

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Auditor Consents as to:

		•	Separate Account Financial Statements **
		•	Company Financial Statements **

	ii.	Powers of Attorney for:

		•	Roger W. Crandall
		•	Karen H. Bechtel
		•	Mark T. Bertolini
		•	Kathleen A. Corbet
		•	James H. DeGraffenreidt, Jr.
		•	Isabel D. Goren
		•	Jeffrey H. Leiden
		•	Sean Newth
		•	Laura J. Sen
		•	William T. Spitz
		•	H. Todd Stitzer
		•	Elizabeth A. Ward

iii.
Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)
SEC Procedures Memorandum dated April 19, 2021, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-206438 filed April 28, 2021

Exhibit (r)	Form of Initial Summary Prospectus *
*	filed herewith
**	to be filed by amendment

Item 31. Directors and Officers of the Depositor
Directors of Massachusetts Mutual Life Insurance Company
Roger W. Crandall, Director, Chairman	Kathleen A. Corbet, Director	Karen Bechtel, Director
1295 State Street B101 Springfield, MA 01111	49 Cross Ridge Road New Canaan, CT 06840	100 South Point Drive, Apt 3604 Miami, FL 33139

Mark T. Bertolini, Director	James H. DeGraffenreidt, Jr., Director	Isabella D. Goren, Director
2472 Broadway #216 New York, NY 10025	1340 Smith Avenue, Suite 200 Baltimore, MD 21209	8030 Acoma Lane Dallas, TX 75252

Jeffrey M. Leiden, Director	Laura J. Sen, Director	William T. Spitz, Director
3 Commonwealth Avenue #2 Boston, MA 02116	95 Pembroke Street, Unit 1 Boston, MA 02118	16 Wynstone Nashville, TN 37215

H. Todd Stitzer, Lead Director
1312 Casey Key Road Nokomis, FL 34275
Principal Officers of Massachusetts Mutual Life Insurance Company
Roger W. Crandall, President and Chief Executive Officer 1295 State Street B101 Springfield, MA 01111	M. Timothy Corbett, Chief Investment Officer 1295 State Street Springfield, MA 01111

Todd G. Picken, Treasurer 1295 State Street Springfield, MA 01111	Pia Flanagan, Chief of Staff to the CEO 1295 State Street Springfield, MA 01111

Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Head of Human Resources & Strategic Communications 1295 State Street Springfield, MA 01111

Elizabeth A. Ward, Chief Financial Officer and Chief Actuary 1295 State Street Springfield, MA 01111	Gareth F. Ross, Head of Digital and Customer Experience 1295 State Street Springfield, MA 01111

Michael Fanning, Head of MassMutual U.S. 1295 State Street Springfield, MA 01111	Geoffrey Craddock, Chief Risk Officer 1295 State Street Springfield, MA 01111

Sean Newth, Corporate Controller 1295 State Street Springfield, MA 01111	Akintokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111

Item 32.  Persons Controlled by or Under Common Control with the Depositor or the Registrant
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
ORGANIZATIONAL SUMMARY
As of 9-30-21
I.	DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.
A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation.
1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation.
2.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company.
3.	CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company.
B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company (MassMutual – 99% and MassMutual Holding LLC – 1%).
C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company.
MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.
1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company.
a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company.
b.	MMLISI Financial Alliances, LLC (June 27, 2001), a Delaware limited liability company.
2.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation.
3.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.
4.	LifeScore Labs, LLC (previously, Society of Grownups, LLC) (April 15, 2014), a Massachusetts limited liability company.
5.	MassMutual Ventures Holding LLC (March 26, 2018), a Delaware limited liability company.
a.	MassMutual Ventures US I LLC (formerly, MassMutual Ventures LLC) (June 10, 2014), a Delaware limited liability company.
b.	MassMutual Ventures US II LLC (April 17, 2018), a Delaware limited liability company.
c.	MassMutual Ventures US III LLC (May 21, 2020), a Delaware limited liability company.
d.	MassMutual Ventures UK LLC (July 12, 2018), a Delaware limited liability company.
e.	MassMutual Ventures Southeast Asia I LLC (September 25, 2018), a Delaware company.
f.	MassMutual Ventures Southeast Asia II LLC (December 12, 2019), a Delaware limited liability company.
g.	Athens Fund Management LLC (August 20, 2020), a Delaware limited liability company.
h.	Open Alternatives LLC (August 20, 2020), a Delaware limited liability company.
i.	MassMutual Ventures Management LLC (April 4, 2018), a Delaware limited liability company.
1.)	MassMutual Ventures SEA Management Private Limited (June 20, 2018), a Singapore company.
6.	Haven Life Insurance Agency, LLC (March 17, 2014), a Delaware limited liability company.
7.	MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company.
8.	Fern Street LLC (April 11, 2013), a Delaware limited liability company.
9.	Sleeper Street LLC (October 4, 2019), a Delaware limited liability company.
10.	MM Catalyst Fund LLC (November 25, 2020), a Delaware limited liability company.

11.	MM Asset Management Holding LLC, a Delaware limited liability company.
a.	Barings LLC (July 5, 1940), a Delaware limited liability company.
1.)	Barings Securities LLC (July 1, 1994), a Delaware limited liability company.
2.)	Barings Guernsey Limited (February 20, 2001), a company organized under the laws of Guernsey.
a.)	Barings (U.K.) Limited (January 4, 1995), a company organized under the laws of England and Wales.
b.)	Barings Europe Limited (June 5, 2017), a company organized under the laws of England and Wales.
i.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales.
aa. Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales.
bb. Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales.
cc. Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales.
dd. Barings Global Advisers Limited (May 5, 2011), a company organized under the laws of England and Wales.
ee. Barings European Core Property Fund GP Sàrl (October 29, 2015), a special-purpose company organized in Luxembourg.
ff. Barings BME GP Sàrl (July 31, 2020), a company organized under the laws of England and Wales.
gg. Barings GPLF4(S) GP Sàrl (March 18, 2021), a company incorporated under the laws of Luxembourg.
hh. Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales.
a. Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales.
aaa.) Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany.
bbb.) Baring Asset Management Switzerland Sàrl (December 18, 2013), a company established under the laws of Switzerland.
ccc.) Baring France SAS Baring France SAS (July 24, 1997), a company incorporated under the laws of France.
ddd.) Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland.
ii.	Barings Real Estate UK Holdings Limited (November 13, 2009), a company incorporated under the laws of England and Wales.
aa. Barings Real Estate Advisers (Continental Europe) Limited (April 23, 2004), a special purpose holding company.
bb. Barings Real Estate Advisers Europe Finance LLP (May 6, 2004), a London-based company. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.)
cc. Barings Real Estate GmbH (January 8, 2014), a German limited liability company.

iii. Barings Italy S.r.l. (July 23, 2019), a company incorporated under the laws of Italy.
iv. Barings Sweden AB (July 16, 2019), a company incorporated under the laws of Sweden.
v. Barings Finland Oy (August 7, 2019), a company incorporated under the laws of Finland.
vi. Barings Asset Management Spain SL (October 13, 2019), a company incorporated under the laws of Spain.
vii. Barings Netherlands B.V. (December 5, 2019), a company incorporated under the laws of the Netherlands.
3.)	Barings Real Estate Advisers, Inc. (May 11, 2004), a Delaware corporation.
4.)	BMC Holdings DE LLC (March 29, 2013), a Delaware limited liability company.
5.)	Barings Finance LLC (December 12, 2012), a Delaware limited liability company.
a.)	BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland.
b.)	BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware.
c.)	BCF Senior Funding I Designated Activity Company (January 20, 2016), a company formed in the Republic of Ireland.
6.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), a company organized in Hong Kong.
a.)
Barings Japan Limited (January 13, 1986), a company organized in Japan that is registered as a Financial Business Operator (Registration No. 396-KLFB) for Type II Financial Instruments Business, Investment Advisory and Agency Business, and Investment Management Business with the Financial Services Agency in Japan under the Financial Instruments and Exchange Act (Act No. 25 of 1948).

b.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda.
c.)	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.
d.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong.
i.	Baring Asset Management Korea Limited, a regulated Korean company.
ii.	Barings Investment Management (Shanghai) Limited (August 3, 2018), a company established under Chinese law.
aa. Barings Overseas Investment Fund Management (Shanghai) Limited (August 22, 2018).
e.)	Barings Australia Holding Company Pty Ltd (October 12, 2009).
i.	Barings Australia Pty Ltd (October 16, 2009).
f.)	Barings Singapore Pte. Ltd. (November 16, 2020), an operating company established under the laws of Singapore.
D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank.
E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability company.
F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company.
G.	MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company.
H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company.
I.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company.
J.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company.
K.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company.

L.	JFIN Parent LLC (July 15, 2021), a Delaware limited liability company. (MassMutual holds 50% voting ownership interest and Jefferies Group, LLC holds 50% voting ownership interest.)
1.	Apex Credit Holdings LLC (formerly known as Apex Credit Partners LLC, October 20, 2014), a Delaware limited liability company.
2.	Jefferies Finance LLC (July 26, 2004), a Delaware limited liability company.
a.	JFIN Co-Issuer Corporation (March 13, 2013), a Delaware corporation.
b.	JFIN Fund III LLC (October 14, 2011), a Delaware limited liability company.
c.	JFIN High Yield Investments LLC (December 16, 2015), a Delaware limited liability company formed for the purpose of investing in high yield securities.
d.	JFIN LC Fund LLC (February 1, 2016), a Delaware limited liability company.
e.	JFIN Revolver Holdings LLC (January 23, 2018), a Delaware limited liability company.
f.	JFIN Revolver Holdings II LLC (May 11, 2018), a Delaware limited liability company.
g.	JFIN GP Adviser LLC (May 11, 2018), a Delaware limited liability company.
h.	JFIN Europe GP, S.à.r.l. (December 18, 2015), a Luxembourg private limited liability company.
1.)	Jefferies Finance Europe, S.L.P. (July 20, 2020), an alternative investment fund.
2.)	Jefferies Finance Europe, SCSp (March 10, 2016), an alternative investment fund.
i.	Jefferies Finance Business Credit LLC (August 7, 2013), a Delaware limited liability company.
1.)	JFIN Business Credit Fund I LLC (August 7, 2013), a Delaware limited liability company.
j.	Jefferies Credit Partners LLC (formerly known as JFIN Asset Management LLC) (June 8, 2020), a Delaware limited liability company.
1.)	Apex Credit Partners LLC (formerly known as Apex Newco LLC) (July 15, 2021), a Delaware limited liability company.
2.)	JFAM GP LLC (April 13, 2017), a Delaware limited liability company.
a.)	JFAM GP LP (April 13, 2017), a Delaware partnership.
i.	Jefferies Direct Lending Fund C LP (November 25 2019), a Delaware partnership.
aa.	Jefferies DLF C Holdings LLC (February 11, 2020), a Delaware limited liability company.
a. Jefferies Direct Lending Fund C SPE LLC (February 11, 2020), a Delaware limited liability company.
M.	Berkshire Way LLC (June 14, 2012), a Delaware limited liability company.
N.	MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company.
O.	MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company.
P.	Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company.
Q.	MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company.
R.	Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company. MassMutual’s ownership is 37% and 63% is held by MassMutual Trad Private Equity LLC.
1.	Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company.
a.	Lyme Adirondack Timber Sales, LLC (December 16, 2016), a Delaware company. (Note: Lyme Adirondack Timber Sales, Inc. merged with and into this company effective December 31, 2016.)
b.	Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company.
c.	Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company.

S.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company.
1.	MassMutual Solutions LLC (June 20, 2019), a Delaware limited liability company.
a.	Haven Technologies Asia Limited (July 9, 2019), a Hong Kong technology company (formerly, HarborTech (Asia) Limited).
T.	Insurance Road LLC (May 3, 2017), a Delaware limited liability company.
1.	MassMutual Intellectual Property LLC (May 3, 2017), a Delaware limited liability company.
2.	MassMutual Trad Private Equity LLC (May 3, 2017), a Delaware limited liability company.
a.	MassMutual Private Equity Funds LLC (August 20, 2020), a Delaware limited liability company.
1.)	MassMutual Private Equity Funds Subsidiary LLC (May 18, 2021), a Delaware limited liability company.
3.	Trad Investments I LLC (September 11, 2018), a Delaware limited liability company.
U.	MassMutual Mortgage Lending LLC (October 30, 2017), a Delaware limited liability company.
V.	MM Copper Hill Road LLC (October 5, 2017), a Delaware limited liability company.
W.	EM Opportunities LLC (January 16, 2018), a Delaware limited liability company.
X.	MassMutual MCAM Insurance Company, Inc. (March 18, 2018), a Vermont captive insurance company.
Y.	MassMutual Global Business Services India LLP (December 23, 2019), a limited partnership domiciled in the Republic of India.
Z.	CML Global Capabilities (December 2, 2019), a Delaware limited liability company.
AA.	MM Global Capabilities I LLC (December 2, 2019), a Delaware limited liability company.
BB.	MM Global Capabilities II LLC (December 2, 2019), a Delaware limited liability company.
1.	MM Global Capabilities (Netherlands) B.V. (February 28, 2020), a company domiciled in the Netherlands (MM Global Capabilities I LLC and MM Global Capabilities II LLC are the partners of this company).
a.	MassMutual Global Business Services Romania S.R.L. (March 31, 2020), a company domiciled in Romania.
CC.	MM Global Capabilities III LLC (December 3, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.
DD.	MM Investment Holding (September 21, 2020), a Cayman Islands company.
1.	MML Management Corporation (October 14, 1968), a Massachusetts corporation.
a.	MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.
b.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.
2.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) (owned 99.61% by MM Investment Holding and 0.39% by C.M. Life Insurance Company).
a.	MMAF Equipment Finance LLC 2013-A (July 19, 2013), a Delaware limited liability company.
b.	MMAF Equipment Finance LLC 2014-A (May 7, 2014), a Delaware limited liability company.
c.	MMAF Equipment Finance LLC 2015-A (April 22, 2015), a Delaware limited liability company.
d.	MMAF Equipment Finance LLC 2016-A (March 24, 2016), a Delaware limited liability company.
e.	MMAF Equipment Finance LLC 2017-A (April 11, 2017), a Delaware limited liability company.
f.	MMAF Equipment Finance LLC 2017-B (October 30, 2017), a Delaware limited liability company.
g.	MMAF Equipment Finance LLC 2018-A (April 24, 2018), a Delaware limited liability company.
h.	MMAF Equipment Finance LLC 2019-A (February 20, 2019), a Delaware limited liability company.

i.	MMAF Equipment Finance LLC 2019-B (August 23, 2019), a Delaware limited liability company.
j.	Rozier LLC (December 26, 2018), a Delaware limited liability company.
k.	MMAF Equipment Finance LLC 2021-A (April 12, 2021), a Delaware limited liability company.
EE.	MML CM LLC (November 10, 2020), a Delaware limited liability company.
1.	Blueprint Income LLC (May 4, 2016), a New York limited liability company.
2.	Flourish Financial LLC (November 3, 2017), a Delaware limited liability company.
3.	Flourish Technologies LLC (May 11, 2021), a Delaware limited liability company.
4.	Flourish Digital Assets LLC (May 11, 2021), a Delaware limited liability company.
FF.	Glidepath Holdings Inc. (February 4, 2021), a Delaware corporation.
1.	Great American Life Insurance Company (December 29, 1961), an Ohio corporation.
a.	Annuity Investors Life Insurance Company (November 13, 1981), an Ohio corporation.
b.	AAG Insurance Agency, Inc. (December 6, 1994), a Kentucky corporation.
c.	Great American Advisors, Inc. (December 10, 1993), an Ohio corporation.
d.	Manhattan National Holding Corporation (August 27, 2008), an Ohio corporation.
1.)	Manhattan National Life Insurance Company (May 21, 2014), an Ohio corporation.
GG.	ITPS Holding LLC (May 18, 2021, a Delaware limited liability company.
1.	HITPS LLC (May 24, 2021), a Delaware limited liability company t.
HH.	MM/Barings Multifamily TEBS 2020 LLC (April 2, 2020) a Delaware limited liability company that engages in bond and mortgage loan securitization transactions.
II.	MM Direct Private Investments Holding LLC (September 16, 2021), a Delaware limited liability company that acts as a holding company.
1.	MM Direct Private Investments UK Limited (September 27, 2021), a UK private limited company that holds investments.
The following companies are not considered subsidiary companies of Massachusetts Mutual Life Insurance Company (“MassMutual”) however MassMutual or its subsidiaries hold at least 20% ownership of the voting rights or capital of the companies below.
AMHERST LONG TERM OWNER HOLDINGS, LLC
Delaware, U.S.A – 4439028
MassMutual’s interest is 24.5%
CRANE VENTURE PARTNERS LLP
United Kingdom – No number available.
MassMutual Ventures Holding LLC’s interest is 33%
HANOVER/BABSON EQUITY INVESTORS MANAGER, LLC
Delaware, U.S.A. – 3858025
Incorporated on September 22, 2004, a Delaware limited liability company that is the managing member of Hanover Babson Equity Investors LLC. Barings LLC holds 50% of the ownership interest in this company.
KAMAKURA LP
A Cayman Islands exempted limited partnership, incorporated on February 26, 2010. Nippon Wealth Life Insurance Company owns 100% of the limited partnership assets.
MASSMUTUAL ASIA LIMITED (SPV)
Hong Kong – 2768716
This entity’s sole purpose is to hold intellectual property rights in the name MassMutual Asia following the sale of MassMutual Asia Limited. MassMutual International LLC’s ownership interest is 100%.

MML SERIES INVESTMENT FUND
Massachusetts, U.S.A. – T00009268
A Massachusetts business trust.
MML SERIES INVESTMENT FUND II
Massachusetts, U.S.A. – 000888280
A Massachusetts business trust.
MASSMUTUAL PREMIER FUNDS
Massachusetts, U.S.A. – T00472343
A Massachusetts business trust.
MASSMUTUAL SELECT FUNDS
Massachusetts, U.S.A. – T00431735
A Massachusetts business trust.
ROTHESAY LIMITED (FORMERLY KNOWN AS ROTHESAY HOLDCO UK LIMITED)
England & Wales – 08668809.
MM Rothesay Holdco LLC’s interest is 48.9%.
YUNFENG FINANCIAL GROUP LIMITED
Hong Kong – No number available.
MassMutual International LLC’s ownership interest is 24.9%.
MassMutual has a 48.9% ownership interest in Rothesay Limited (through MM Rothesay Holdco US LLC). The following companies are affiliated with Rothesay Limited.
LT MORTGAGE FINANCING LIMITED
England & Wales – 09444756
ROTHESAY ASSET MANAGEMENT AUSTRALIA PTY LTD
New South Wales, Australia
ROTHESAY ASSET MANAGEMENT UK LIMITED
England & Wales – 10985333
ROTHESAY ASSET MANAGEMENT US LLC
Delaware, U.S.A. – 6570152
ROTHESAY FOUNDATION
England & Wales – 12263987
ROTHESAY LIFE PLC
England & Wales – 06127279
ROTHESAY MA NO. 1 LIMITED
England & Wales – 11641166
ROTHESAY MA NO. 2 LIMITED
England & Wales – 11877651
ROTHESAY MA NO. 3 LIMITED
England & Wales – 12300383
ROTHESAY MA NO. 4 LIMITED
England & Wales – 12300511
ROTHESAY PENSIONS MANAGEMENT LIMITED
England & Wales – 06195160
ROTHESAY PROPERTY PARTNERSHIP 1 LLP
England & Wales – oc436469
The following are investment-related special purpose entities of Barings LLC (“Barings”). All are 100% owned unless otherwise specified.

ALAND ROYALTY GP, LLC
Delaware - 6887128
ALASKA FUTURE FUND GP, LLC
Delaware – 7621080
BAI FUNDS SLP, LLC
Delaware – 7056431
BAI GP, LLC
Delaware – 6972999
Barings ERS PE Emerging Manager III GP, LLC
Delaware – 7443853
BARING INVESTMENT SERIES LLC
Delaware, U.S.A. – 4057176
BARINGS CMS Fund GP, LLC
Delaware, U.S.A. – 4057176
BARINGS ASSET-BASED INCOME FUND (US) GP, LLC
Delaware, U.S.A. – 6399905
BARINGS CLO INVESTMENT PARTNERS GP, LLC
Delaware, U.S.A. – 5895167
BARINGS CORE PROPERTY FUND GP LLC
Delaware, U.S.A. – 4219093
BARINGS DIRECT LENDING GP LTD.
Cayman Islands - WC-331849
BARINGS EMERGING GENERATION FUND GP, LLC
Delaware, U.S.A. – 7715719
BARINGS ERS PE EMERGING MANAGER III GP, LLC
Delaware, U.S.A. – 7443853
BARINGS GLOBAL ENERGY INFRASTRUCTURE ADVISERS LLC
Delaware, U.S.A. –6187863
BARINGS GLOBAL INVESTMENT FUNDS (U.S.) MANAGEMENT, LLC
Delaware, U.S.A. – 4864959
BARINGS GLOBAL REAL ASSETS FUND GP, LLC
Delaware, U.S.A. – 6662271
BARINGS GPSF LLC
Delaware, U.S.A. – 3022744
251 Little Falls Drive
Wilmington, DE 19808
BARINGS HOTEL OPPORTUNITY VENTURE I GP, LLC
Delaware, U.S.A. – 5939453
BARINGS NORTH AMERICAN PRIVATE LOAN FUND MANAGEMENT, LLC
Delaware, U.S.A. – 6131639
BARINGS NORTH AMERICAN PRIVATE LOAN FUND II MANAGEMENT, LLC
Delaware, U.S.A. – 7868270
BARINGS SMALL BUSINESS FUND LLC
Delaware, U.S.A. – 7875829

BENTON STREET ADVISORS, INC.
Cayman Islands – MC-186805
BHOVI INCENTIVE LLC
Delaware, U.S.A. – 6268804
BID REAL ESTATE FUND GP LLC
Delaware, U.S.A. – 5084245
BRECS VII GP LLC
Delaware, U.S.A. – 61147
BREDIF GP LLC
Delaware, U.S.A. – 3853440
CHY VENTURE GP LLC
Delaware, U.S.A. – 5411451
CREF X GP LLC
Delaware, U.S.A. – 5516583
GREAT LAKES III GP, LLC
Delaware, U.S.A. – 5254174
LAKE JACKSON LLC
Delaware, U.S.A. – 6339374
LOAN STRATEGIES MANAGEMENT LLC
Delaware, U.S.A. – 3917386
MEZZCO AUSTRALIA II LLC
Delaware, U.S.A. – 5346304
MEZZCO III LLC (99.3% owned by Barings LLC)
Delaware, U.S.A. – 4557758
MEZZCO IV LLC
Delaware, U.S.A. – No number available
RECSA-NY GP LLC
Delaware, U.S.A. – 6101306
SBNP SIA II LLC
Delaware, U.S.A. – 5833355
SBNP SIA III LLC
Delaware, U.S.A. – 7777304
SOMERSET SPECIAL OPPORTUNITIES MANAGEMENT LLC
Delaware, U.S.A. – 4332016
The following are investment-related special purpose entities of MassMutual Asset Finance LLC. All are 100% owned, Delaware limited liability companies that hold a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.
MMAF EQUIPMENT FINANCE LLC 2013-A
Delaware, U.S.A. – 5370438
MMAF EQUIPMENT FINANCE LLC 2014-A
Delaware, U.S.A. – 5529636
MMAF EQUIPMENT FINANCE LLC 2015-A
Delaware, U.S.A. – 5728397
MMAF EQUIPMENT FINANCE LLC 2016-A
Delaware, U.S.A. – 5997468

MMAF EQUIPMENT FINANCE LLC 2017-A
Delaware, U.S.A. – 6376507
MMAF EQUIPMENT FINANCE LLC 2017-B
Delaware, U.S.A. – 6597543
MMAF EQUIPMENT FINANCE LLC 2018-A
Delaware, U.S.A. – 6858051
MMAF EQUIPMENT FINANCE LLC 2019-A
Delaware, U.S.A. – 7290442
MMAF EQUIPMENT FINANCE LLC 2019-B
Delaware, U.S.A. – 7574275
ROZIER LLC
Delaware, U.S.A. – 7211334
The following are portfolio companies in which MassMutual, together with its subsidiaries, own at least 20%. The ownership percentage is indicated.
ALAND ROYALTY HOLDINGS LP
A Delaware limited liability company formed on May 15, 2018. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 26.69%.
CHASSIS ACQUISITION HOLDING LLC
A Delaware limited liability company formed on April 14, 2016. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 30%.
CRA AIRCRAFT HOLDING LLC
A Delaware limited liability company formed on October 25, 2016. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 40%.
EIP HOLDINGS I, LLC (formerly, Solar Acquisition Holding I LLC)
A Delaware limited liability company formed on October 9, 2015. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 28.96%.
RED LAKE VENTURES, LLC
A Delaware limited liability company formed on April 21, 2014. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 31.52%.
TIMBERLAND FOREST HOLDING LLC
A Delaware limited liability company formed on October 12, 2015. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 37%.
VALIDUS HOLDING COMPANY LLC
A Delaware limited liability company formed on December 15, 2020. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 40.4%.
VALIDUS PHARMACEUTICALS LLC
A Delaware limited liability company formed on April 19, 2007. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 70.00%.
VGS ACQUISITION HOLDING, LLC
A Delaware limited liability company formed on July 24, 2015. Barings LLC is the manager of this entity and MassMutual Holding LLC’s investment ownership is 33.33%.
MassMutual has a 50% voting ownership interest in JFIN Parent LLC (“Jefferies”). The following are collateralized loan obligation vehicles of Apex Credit Holdings.
JFIN CLO 2012 LTD.
A Cayman Islands collateralized loan obligation vehicle senior secured term loans. Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2013 LTD.
A Cayman Islands collateralized loan obligation vehicle senior secured term loans. Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.
JFIN CLO 2014 LTD.
A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.
JFIN CLO 2014-II LTD.
A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.
JFIN CLO 2015 LTD.
A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.
JFIN CLO 2015-II Ltd.
A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. Apex Credit Holdings LLC owns 85% of this company.
JFIN CLO 2016 Ltd.
A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.
JFIN CLO 2017 Ltd.
A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.
JFIN CLO 2017-II Ltd.
A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.
The following are collateralized loan obligation vehicles of Jefferies Finance LLC, a subsidiary of Jefferies.
JFIN REVOLVER CLO 2017 Ltd.
A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.
JFIN REVOLER CLO 2017-II Ltd.
A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.
JFIN REVOLVER 2017-III Ltd.
A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.
JFIN REVOLVER CLO 2018 Ltd.
A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans. The CLO is managed by Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.
JFIN REVOLVER CLO 2019 LTD.
A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO .
JFIN REVOLVER CLO 2019-II LTD.
A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO .
JFIN REVOLVER CLO 2020 LTD.
A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.

JFIN Revolver CLO 2021-II Ltd.
A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.
JFIN REVOLVER FUND, L.P.
A Delaware limited partnership formed to hold investments in revolving credit loans originated by Jefferies Finance LLC. MassMutual ownership is 57.95%
JFIN Revolver Funding 2021 Ltd.
A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.
JFIN Revolver Funding 2021-III Ltd.
A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.
JFIN Revolver Funding 2021-IV Ltd.
A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.
The following are investment-related special purpose entities of Baring Asset Management Limited.
BARINGS CORE FUND FEEDER I GP S.À.R.L.
Luxembourg – No number available
This company is wholly owned by Baring Asset Management Limited.
BARINGS EUROPEAN DIRECT LENDING 1GP LLP
England & Wales – OC398370
A limited liability partnership organized under the laws of England and Wales.
(99.9% owned by Barings Global Advisors Limited and 0.1% owned by Barings Asset Management Limited.)
BARINGS GPC GP S.À.R.L.
Luxembourg – No number available
A Luxembourg company that acts as the general partner to Barings Global Credit Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.
BARINGS INVESTMENT FUND (LUX) GP S.À.R.L.
Luxembourg – No number available
A Luxembourg company that acts as the general partner to Barings Investment Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.
BARINGS UMBRELLA FUND (LUX) GP S.À.R.L.
Luxembourg – No number available
A Luxembourg company that acts as the general partner to Barings Investment Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.
PREIF HOLDINGS LIMITED PARTNERSHIP
United Kingdom – No number available
This company is wholly owned by Baring Asset Management Limited.
The following is an investment-related special purpose entity of Baring Fund Managers Limited.
BCGSS 2 GP LLP
England & Wales – OC394864
This entity is 99.9% owned by Baring Fund Managers Limited and 0.1% owned by Barings Asset Management Limited.
II.	REGISTERED INVESTMENT COMPANY AFFILIATES:
Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.
•	MassMutual Premier Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.
•	MML Series Investment Fund, a Massachusetts business trust that operates as a management investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.
•
MML Series Investment Fund II, a Massachusetts business trust that operates as a management investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	MassMutual Select Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.
•	Barings Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.
•	Barings Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.
•	Barings Global Short Duration High Yield Fund, a Massachusetts business trust which operates as a closed-end investment company.
•	Barings Funds Trust, a Massachusetts business trust which operates as an open-end management investment company.
•	Barings BDC, Inc., formerly known as Triangle Capital Corporation, a Maryland corporation which operates as a business development company.
•	Barings Emerging Europe PLC.
Item 33.  Indemnification
MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.
ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:
ARTICLE V.
INDEMNIFICATION
Subject to limitations of law, the Company shall indemnify:
(a)	each director, officer or employee;
(b)
any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan, from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.
Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.
Notwithstanding the foregoing, no indemnification shall be provided with respect to:
(1)
any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)
any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)
any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.
The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”
To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.
RULE 484 UNDERTAKING
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a)
MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives, and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MMLIS and MML Distributors, either jointly or individually, act as principal underwriters for:
Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.
MML Distributors also acts as principal underwriter for certain contracts that utilize the following registered separate accounts of Talcott Resolution Life Insurance Company:

Talcott Resolution Life Insurance Company - DC Variable Account I
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve
(b)	MMLIS and MML Distributors are the principal underwriters for this Certificate. The following people are officers and directors of MMLIS and member representative and officers of MML Distributors:
DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC
Name	Positions and Offices	Principal Business Address
John Vaccaro	Director, Chief Executive Officer and Chairman of the Board	*

Wendy Benson	Director & President	*

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Michael Fanning	Director	*

Brian Foley	Vice President	*

Sean Newth	Director	*

William F. Monroe, Jr.	Vice President, Chief Products & Services Officer	*

Susan Scanlon	Chief Compliance Officer	*

James P. Puhala	Deputy Chief Compliance Officer	*

Thomas Bauer	Chief Technology Officer	*

David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd. Charlotte, NC 28277

Mary B. Wilkinson	Vice President	11215 North Community House Rd. Charlotte, NC 28277

Joseph Sparacio	Agency Field Force Supervisor	11215 North Community House Rd. Charlotte, NC 28277

David Holtzer	Field Risk Officer	11215 North Community House Rd. Charlotte, NC 28277

Robert S. Rosenthal	Chief Legal Officer, Vice President and Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Amy Francella	Assistant Secretary	*

Alyssa O'Connor	Assistant Secretary	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Pablo Cabrera	Assistant Treasurer	*

Kevin Lacomb	Assistant Treasurer	*

Name	Positions and Offices	Principal Business Address

Mario Morton	Registration Manager and Continuing Education Officer	*

Anthony Frogameni	Chief Privacy Officer	*

Kelly Pirrotta	AML Compliance Officer	*

John Rogan	Regional Vice President	*

Michelle Pedigo	Regional Vice President	*

Michael Gilliland	Deputy CCO	*

Lee Zuber	Regional Vice President	*

Jeffrey Sajdak	Assistant Treasurer	*

Julieta Sinisgalli	Assistant Treasurer	*
*	1295 State Street, Springfield, MA 01111-0001

MEMBER REPRESENTATIVE AND OFFICERS OF MML DISTRIBUTORS, LLC
Name	Positions and Offices	Principal Business Address
Paul LaPiana	Chief Executive Officer and President	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Michael Fanning	Member Representative	*

Robert S. Rosenthal	Vice President, Chief Legal Officer, and Secretary	*

Alyssa O’Connor	Assistant Secretary	*

Kevin LaComb	Assistant Treasurer	*

Edward K. Duch, III	Assistant Secretary	*

James P. Puhala	Chief Compliance Officer	*

Stephen Alibozek	Entity Contracting Officer	*

Pablo Cabrera	Assistant Treasurer	*

Vincent Baggetta	Chief Risk Officer	**

Julieta Sinisgalli	Assistant Treasurer	*

Jeffrey Sajdak	Assistant Treasurer	*

Mario Morton	Registration Manager and Continuing Education Officer	*

Aruna Hobbs	Vice President	One Marina Parke Avenue Boston, MA 02210

Kelly Pirotta	AML Compliance Officer	*
*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981
(c)	Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.
Item 35. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.
Item 36. Management Services
Not Applicable

Item 37. Fee Representation
REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940
Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Strategic Group Variable Universal Life® II (“GVUL II”) policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES
Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington and the state of North Carolina, on this 11th day of November, 2021.
MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)
By	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 11 to Registration Statement No. 333-206438 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer (principal executive officer)	November 11, 2021
Roger W. Crandall

ELIZABETH A. WARD *	Chief Financial Officer (principal financial officer)	November 11, 2021
Elizabeth A. Ward

SEAN NEWTH *	Corporate Controller (principal accounting officer)	November 11, 2021
Sean Newth

MARK T. BERTOLINI *	Director	November 11, 2021
Mark T. Bertolini

KAREN H. BECHTEL *	Director	November 11, 2021
Karen H. Betchel

KATHLEEN A. CORBET *	Director	November 11, 2021
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	November 11, 2021
James H. DeGraffenreidt, Jr.

ISABELLA D. GOREN *	Director	November 11, 2021
Isabella D. Goren

JEFFREY M. LEIDEN *	Director	November 11, 2021
Jeffrey M. Leiden

Signature	Title	Date
LAURA J. SEN *	Director	November 11, 2021
Laura J. Sen

WILLIAM T. SPITZ *	Director	November 11, 2021
William T. Spitz

H. TODD STITZER *	Director	November 11, 2021
H. Todd Stitzer
/s/ GARY F. MURTAGH
* Gary F. Murtagh
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS
Item No.	Exhibit
Item 30.	Exhibit (a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account

Item 30.	Exhibit (c)	ii.	MML Distributors, LLC Underwriting and Servicing Agreement (DSA) dated 12/16/2014

Item 30.	Exhibit (c)	iii.	Template for Insurance Products Distribution Agreement (MMLD) (Version 04/15)

Item 30.	Exhibit (d)	ii.	Form of Group Flexible Premium Variable Adjustable Life Insurance Certificate

Item 30.	Exhibit (g)	ii.	a.	1.	Swiss Re Amendments effective October 1, 2018 and August 1, 2019

Item 30.	Exhibit (h)	i.	a.	1.	iv.	Aim Amendment No. 4 dated 5/3/2021 to Financial Support Agreement

Item 30.	Exhibit (h)	i.	a.	2.	i.	Aim Amendment No. 1 dated 5/24/2019 to Financial Support Agreement

Item 30.	Exhibit (h)	i.	b.	3.	ii.	Fidelity Second Amendment dated 5/22/2017 to Service Contract

Item 30.	Exhibit (h)	i.	b.	3.	iv.	Fidelity 4th Amendment dated 9/28/2021 to Service Contract

Item 30.	Exhibit (h)	i.	b.	4.	i.	Fidelity Amendment dated 5/22/2017 to Service Agreement

Item 30.	Exhibit (h)	i.	c.	1.	ii.	Ivy Second Amendment dated 6/12/2015 to Participation Agreement

Item 30.	Exhibit (h)	i.	c.	1.	iii.	Ivy Third Amendment dated 2/18/2016 to Participation Agreement

Item 30.	Exhibit (h)	i.	c.	1.	iv.	Ivy Fourth Amendment dated 10/1/2016 to Participation Agreement

Item 30.	Exhibit (h)	i.	c.	1.	v.	Ivy Fifth Amendment dated 3/1/2017 to Participation Agreement

Item 30.	Exhibit (h)	i.	c.	2.	Ivy Services Agreement dated 10/25/2012 to Participation Agreement

Item 30.	Exhibit (h)	i.	c.	2.	i.	Ivy Amendment No. 1 effective 4/1/2014 to Services Agreement

Item 30.	Exhibit (h)	i.	c.	2.	ii.	Ivy Amendment No. 2 effective 4/15/2015 to Services Agreement

Item 30.	Exhibit (h)	i.	c.	2.	iii.	Ivy Amendment No. 3 dated 10/1/2016 to Services Agreement

Item 30.	Exhibit (r)	Form of Initial Summary Prospectus